SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

        [x] Preliminary Proxy Statement
        [_] Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
        [_] Definitive Proxy Statement
        [_] Definitive Additional Materials
        [_] Soliciting Materials Under Rule 14a-12

                          CONTINENTAL CHOICE CARE, INC.
                (Name of Registrant as Specified in its Charter)

                                      N.A.

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

        [x]  No fee required.
        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        (1)  Title of each class of securities to which transaction applies:
                                      N.A.


        (2)  Aggregate number of securities to which transaction applies:  N.A.


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
        filing fee is calculated and state how it was determined):   N.A.


        (4)  Proposed maximum aggregate value of transaction:   N.A.


        (5) Total fee paid:      N.A.


        [_] Fee paid previously with preliminary materials:  N.A.

        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:   N.A.

        (2) Form, Schedule or Registration Statement No.:  N.A.

        (3) Filing Party:  N.A.

        (4) Date Filed:  N.A.

                           PRELIMINARY PROXY STATEMENT

                          Continental Choice Care, Inc.
                                 44 Aspen Drive
                          Livingston, New Jersey 07039



                                                   July ____, 2000


To the Shareholders of Continental Choice Care, Inc.:

        You are cordially invited to attend the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Continental Choice Care, Inc., a New Jersey corporation (the "Company"), to be held at the Westin Morristown Hotel, 2 Whippany Road, Morristown, New Jersey 07960, on Tuesday, August 22, 2000 at 4:00 p.m., local time. We have enclosed the Notice of Annual Meeting, Proxy Statement, Proxy, and the Company's 1999 Annual Report.

        At the Annual Meeting you will be asked to elect Directors to the Board of Directors and to approve the sale of certain securities, the issuance of certain warrants to purchase Common Stock to certain employees and officers, the adoption of the 2000 Incentive Compensation Plan, and an amendment to the Company's Certificate of Incorporation to change the name of the Company to TechSys, Inc.

        We urge you to complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote in person, even if you previously returned your Proxy.

        We look forward to seeing you at the Annual Meeting.

                                                   Sincerely yours,


                                                   Steven L. Trenk
                                                   President

                           PRELIMINARY PROXY STATEMENT

                          Continental Choice Care, Inc.
                                 44 Aspen Drive
                          Livingston, New Jersey 07039

      --------------------------------------------------------------------

             Notice Of Annual Meeting Of Shareholders
      --------------------------------------------------------------------

                    To Be Held August 22, 2000
      --------------------------------------------------------------------

        The 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Continental Choice Care, Inc. (the "Company") will be held at the Westin Morristown Hotel, 2 Whippany Road, Morristown, New Jersey 07960, on Tuesday, August 22, 2000 at 4:00 p.m., local time, for the following purposes:

         (1)    To elect two Class III Directors.

         (2) To approve the sale and issuance of 200,000 shares of Common Stock and a warrant to purchase up to 6,800,000 shares of Common Stock.

         (3) To approve the issuance of warrants to purchase up to an aggregate of 1,350,000 shares of Common Stock to certain key employees and officers.

         (4)    To approve the adoption of the 2000 Incentive Compensation Plan.

         (5) To approve the amendment to the Company's Certificate of Incorporation to change the name of the Company to TechSys, Inc.

        The Board of Directors has fixed the close of business on July 14, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at adjournments or postponements thereof.

        Your attention is directed to the accompanying Proxy Statement for further information regarding each Item.

        All shareholders are asked to complete, sign and date the enclosed Proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                              By Order of the Board of Directors


                                              Steven L. Trenk
                                              President
July ___, 2000
Livingston, New Jersey

                           PRELIMINARY PROXY STATEMENT

                          Continental Choice Care, Inc.
                                 44 Aspen Drive
                          Livingston, New Jersey 07039
                                 (973) 422-1666

      --------------------------------------------------------------------

                                 Proxy Statement
                         Annual Meeting of Shareholders
                           to be Held August 22, 2000
      --------------------------------------------------------------------

General Information

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Continental Choice Care, Inc., a New Jersey corporation (the "Company"), in connection with the solicitation of proxies to be used at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Westin Morristown Hotel, 2 Whippany Road, Morristown, New Jersey 07960, on Tuesday, August 22, 2000 at 4:00 p.m., local time, and at adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Annual Meeting, Proxy, and 1999 Annual Report are first being mailed to shareholders on or about July 20, 2000.

         Only shareholders of record at the close of business on the record date, July 14, 2000, will be entitled to vote at the Annual Meeting and at adjournments or postponements thereof.

         On June 26, 2000, there were outstanding and entitled to vote 3,635,878 shares of the Company's common stock, no par value (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon. Holders of Common Stock have no cumulative voting rights.

         A majority of the outstanding shares of the Company's Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.


Voting Of Proxies

         If a proxy is properly signed by a shareholder and is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (a) FOR the election of each of Alvin S. Trenk and Jeffrey B. Mendell as Class III Directors, (b) FOR the sale and issuance of 200,000 shares of Common Stock and a warrant to purchase up to 6,800,000 shares of Common Stock, (c) FOR the issuance of warrants to purchase up to an aggregate of 1,350,000 shares of Common Stock to certain key employees and officers, (d) FOR the approval of the adoption of the 2000 Incentive Compensation Plan, and (e) FOR the approval of the amendment to the Company's Certificate of Incorporation to change the name of the Company to TechSys, Inc.

         A proxy may be revoked by a shareholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, or by duly executing and delivering to the Secretary of the Company a proxy bearing a later date.

        Directors of the Company will be elected by a plurality of the vote of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote is required for approval of Item 2, Item 3, Item 4 and Item 5. As to any particular Item, abstentions and broker non-votes will not be counted as votes for or against the Item, and will not be included in counting the number of votes necessary for approval of the Item. Votes cast, either in person or by proxy, will be tabulated by First City Transfer Company, the Company's transfer agent.

Shareholder Proposals For Next Annual Meeting

         Any shareholder proposals intended to be presented at the Company's next annual meeting of shareholders must be received by the Company at its principal executive offices at 44 Aspen Drive, Livingston, New Jersey 07039, on or before March 22, 2001 for consideration for inclusion in the proxy material for such annual meeting of shareholders.

Proxy Solicitation

         The accompanying proxy is solicited by the Company. All costs of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally, by electronic mail, by facsimile, or by telephone, without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

                                   ITEM 1

                         ELECTION OF CLASS III DIRECTORS

         The Company's Certificate of Incorporation requires that the Board of Directors be divided into three classes. The members of each class of directors serve for staggered three-year terms. The Class I Directors, Martin G. Jacobs,
M.D. and Stanley B. Amsterdam, are each currently serving three-year terms expiring in 2001. The Class II Director, Steven L. Trenk, is currently serving a three-year term expiring in 2002. The Class III Directors, Alvin S. Trenk and Jeffrey B. Mendell, are each currently serving three-year terms expiring as of the date of the Annual Meeting. Each of the current directors holds office until the expiration of their respective term and until their respective successors are elected and qualified, or until death, resignation or removal. Officers serve at the discretion of the Board of Directors.

        The Board of Directors proposes the re-election of Alvin S. Trenk and Jeffrey B. Mendell as Class III Directors. If elected, each nominee will serve for a three-year term expiring in 2003 and until their respective successors are elected and qualified, or until death, resignation, or removal.

Vote Required to Elect each Class III Director

        The election of each Class III Director requires the affirmative vote of the plurality of votes cast by the holders of shares entitled to vote thereon. If either nominee becomes unable to serve or for good cause will not serve, an event that is not anticipated by the Company, either the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors, or the Board of Directors may determine to reduce the size of the Board of Directors.

Board Recommendation

         The Board of Directors recommends that shareholders vote for each of the nominees for Class III Directors.

                         Directors Standing for Election

                               Class III Directors

Alvin S. Trenk                                               Director since 1993

         Alvin S. Trenk, 71, a founder of the Company and TechTron, Inc. (a principal shareholder of the Company ("TechTron")), has served as the Chairman of the Board of Directors, Chief Executive Officer and a director of the Company and of each of the Company's current subsidiaries since formation. Mr. A. Trenk has served as the Chairman of the Board of Directors of TechTron since prior to 1995 and as Chairman of the Board of Directors, Chief Executive Officer and a director of Continental Dialysis Center of the Bronx, Inc., an affiliate and former consulting customer of the Company ("CDBI"), since its formation. Since December 1993 he has served as Chairman of the Board of Directors and Chief Executive Officer of Alpha Administration Corp., an affiliate and former consulting customer of the Company ("Alpha"). Mr. A. Trenk is also Chairman of the Board of Directors of Upper Manhattan Dialysis Center, Inc., a former consulting customer of the Company ("UMDC"). Mr. A. Trenk also serves as Chairman of the Board of Directors, Chief Executive Officer and a director of Trenk Enterprises, Inc. ("TEI"), which is wholly-owned by Mr. A. Trenk and through which Mr. A. Trenk provides services to the Company. In addition, Mr. A. Trenk is an officer and director of various corporations engaged in the ownership and development of real property and the operation of helicopter landing facilities, helicopter charter, air taxi, sightseeing and tour operations, as well as other activities. Mr. A. Trenk is the father of Steven L. Trenk, the Company's President and Chief Operating Officer, and the brother-in-law of Martin G. Jacobs, M.D., the Company's Corporate Medical Director. See "Executive Compensation - Compensation Arrangement," and "Certain Relationships and Related Transactions."

Jeffrey B. Mendell                                           Director since 1994

         Jeffrey B. Mendell, 47, is Chairman of the Board of Directors and Chief Executive Officer of JBM Realty Capital Corp. through which he acts as principal in the acquisition and development of commercial real estate. He was the President of National Realty & Development Corp., a privately-held corporation which owns and manages commercial real estate, from May 1992 to August 1996. Mr. Mendell also participates in various other business ventures.

                         Directors Continuing in Office

                                Class I Directors

Martin G. Jacobs, M.D.                                       Director since 1993

         Martin G. Jacobs, M.D., 70, a founder of the Company, is a physician engaged in the treatment of renal disease and hypertension. Dr. Jacobs is President of Nephrological Associates, P.A., which he founded in 1964. Dr. Jacobs has served as the Corporate Medical Director for the Company and for TechTron since formation. Dr. Jacobs is the brother-in-law of Mr. A. Trenk and the uncle of Mr. S. Trenk. See "Executive Compensation - Compensation Arrangements," and "Certain Relationships and Related Transactions."

Stanley B. Amsterdam                                         Director since 1998

         Stanley  B.  Amsterdam,  70, is the  Product  Manager  for the  elastic
fabrics  division  of  Guilford  Mills,   Inc.,  a  position  he  has  held  for
approximately 20 years.

                               Class II Directors

Steven L. Trenk                                              Director since 1993

        Steven L. Trenk, 46, a founder of the Company, has served as the President of the Company and each of the Company's subsidiaries, other than Renal Management, Inc. ("RMI"), since October 1991. Mr. S. Trenk has served as Vice President for Business Development of TechTron from 1987 through October 1991 and, since December 1993, has served as the President of Alpha. Mr. S. Trenk served as Vice Chairman of RMI, a majority-owned subsidiary of the Company, until its sale in 1998. Mr. S. Trenk is the Treasurer of UMDC and also serves as the Vice President of Orange Y Associates, Inc., a real estate development company. Mr. S. Trenk is the son of Mr. A. Trenk and the nephew of Dr. Jacobs. See "Executive Compensation - Compensation Arrangements," and "Certain Relationships and Related Transactions."

Certain Biographical Information Concerning Executive Officers

         Mark N. Raab, 36, joined the Company in 1995, was appointed Controller in 1997, Chief Financial Officer and Treasurer in 1998, and Secretary in 1999. From 1987 until joining the Company, Mr. Raab worked in the banking industry in various positions, the last being Accounting Manager, the position he held with First Fidelity Bank N.A. Mr. Raab holds a Bachelor's degree in Business Administration.

Meetings of the Board and Committees

        During fiscal year 1999, the Board of Directors held two meetings and acted by unanimous written consent on other occasions. Each of the directors attended all meetings of the Board of Directors and meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during fiscal year 1999. The Board of Directors has a Compensation Committee and an Audit Committee, but does not have a nominating committee or any committee performing the functions of such a committee.

        The Compensation Committee is comprised of Mr. Amsterdam and Mr. Mendell. The Compensation Committee provides recommendations concerning salaries and incentive compensation for executive officers and key personnel, and administers the Company's equity incentive plans. All actions which would otherwise be taken by the Compensation Committee were taken by the full Board of Directors during fiscal year 1999.

         The Audit Committee is comprised of Mr. Amsterdam and Mr. Mendell, each of whom is independent, as such term is defined under the rules of the National Association of Securities Dealers. The Audit Committee held one meeting during fiscal year 1999. On June 14, 2000 the Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.


Change In Control

         The sale and issuance of 200,000 shares of Common Stock and a warrant to purchase up to 6,800,000 shares of Common Stock, which is being submitted to the shareholders as Item 2 of this Proxy Statement, may result in a change in control of the Company. See "Item 2."

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of June 26, 2000, regarding the beneficial ownership of the Common Stock of the Company and the common stock of TechTron by each director and named executive officer, and by all directors and executive officers as a group, and by each person known to be the beneficial owner of more than five percent of the outstanding Common Stock. The Company has been advised that each beneficial owner listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below.


                                                                                      Percent of
                                       Amount and Nature of                           Outstanding
                                       Beneficial Ownership                           Common Stock
                                       --------------------                           ------------
Name and Address                  Company             TechTron                 Company              TechTron
of Beneficial Owner(2)         Common Stock         Common Stock            Common Stock          Common Stock
-------------------            ------------         ------------            ------------          ------------
TechTron, Inc.                    1,527,500              --                   42.01%                  --
Alvin S. Trenk                      331,500 (2)       4,841,666               47.23%(3)               80.69%
Steven L. Trenk                     326,000 (4)       4,841,666               46.80%(3)               80.69%
Martin G. Jacobs, M.D.              325,000 (5)       4,841,666               46.77%(3)               80.69%
Stanley B. Amsterdam                 61,000 (6)           2,000                1.66%                   *
Jeffrey B. Mendell                  140,000 (7)          --                    3.71%                  --
All Directors and Officers
   as a Group (6 persons)         2,786,000           4,843,666               57.67%                  80.73%
------------------


*Comprises less than one percent of the outstanding Common Stock.

(1) The address of each beneficial owner is 44 Aspen Drive, Livingston, New Jersey 07039.

(2) Includes 300,000 shares of Common Stock underlying currently exercisable options issued to Mr. A. Trenk under the Company's 1997 Equity Incentive Plan (the "1997 Plan").

(3) Includes 1,527,500 shares held by TechTron. Messrs. Trenk and Dr. Jacobs are each officers, directors and principal shareholders of TechTron and directly own an aggregate of approximately 80.69% of the outstanding common stock of TechTron. These individuals may also be considered to beneficially own, and to have shared investment and voting power with respect to, all shares of Common Stock owned by TechTron. Messers. Trenk and Dr. Jacobs are treated as a group herein for purposes of determining beneficial ownership.

(4) Includes 1,000 shares of Common Stock held in the name of Mr. S. Trenk's children. Includes 25,000 and 300,000 shares of Common Stock underlying currently exercisable options issued to Mr. S. Trenk under the Company's 1994 Long Term Incentive Award Plan (the "1994 Plan") and the 1997 Plan, respectively.

(5) Includes 25,000 and 300,000 shares of Common Stock underlying currently exercisable options issued to Dr. Jacobs under the 1994 Plan and the 1997 Plan, respectively.

(6) Includes 10,000 and 20,000 shares of Common Stock underlying currently exercisable options granted under the Directors' Stock Option Plan (the "Directors' Plan") and the 1997 Plan, respectively. Does not include options to purchase 10,000 shares of Common Stock to be issued on July 1, 2000 under the Directors' Plan.

(7) Includes 50,000 and 90,000 shares of Common Stock underlying currently exercisable options granted under the Directors' Plan and the 1997 Plan, respectively. Does not include options to purchase 10,000 shares of Common Stock to be issued on July 1, 2000 under the Directors' Plan.

                             EXECUTIVE COMPENSATION

        The following table sets forth certain compensation information for the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company (together, the "named executive officers") for services rendered in all capacities during the three fiscal years ended December 31, 1999, 1998, and 1997:


                          Summary Compensation Table(1)

                                                 Annual Compensation                     Long-Term Compensation
                                         ------------------------------------     --------------------------------------
                                                                                                       Common Stocks
                                                                                                        Underlying
Name and Principal Position                   Fiscal Year          Salary             Bonus            Options/SARs
---------------------------------------- ---------------------- -------------       ----------      --------------------
Alvin S. Trenk                                   1999          $     300,000(2)            --                 --
     Chairman and                                1998                300,000(2)            --            150,000
     Chief Executive Officer                     1997                300,000(2)            --            150,000

Steven L. Trenk                                  1999          $     250,000               --                 --
     President and                               1998                189,615               --            150,000
     Chief Operating Officer                     1997                120,000               --            175,000(3)

Martin G. Jacobs, M.D.                           1999          $     111,000               --                 --
     Corporate Medical Director                  1998                115,269               --            150,000
                                                 1997                 88,923       $   25,000            175,000(3)



(1) See "Certain Relationships and Related Transactions" for additional information with respect to benefits received by certain members of management of the Company.

(2)   Paid to TEI.  See "--Compensation Arrangements."

(3) Includes all options issued during fiscal years 1995 and 1996, all of which were repriced to $1.875 per share in February 1997.

                   Option Exercises and Fiscal Year-End Values

         The following table contains information with respect to the exercise of options by the named executive officers during the last fiscal year and with respect to unexercised options held by those officers as of the end of the last fiscal year.


                 Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Value

----------------------- ---------------- ----------- -------------------------------- ------------------------------


                           Number of                      Number of Unexercised           Value of Unexercised
                            Shares                             Options at                 In-the-Money Options
                          Acquired on      Value            Fiscal Year-End                at Fiscal Year-End
         Name              Exercise       Realized    Exercisable       Unexercisable  Exercisable   Unexercisable
----------------------- ---------------- ----------- --------------- ---------------- ------------- ----------------
Alvin S. Trenk                        0         $ 0         300,000                0      $103,125            $   0
----------------------- ---------------- ----------- --------------- ---------------- ------------- ----------------

Steven L. Trenk                       0           0         325,000                0       139,313                0
----------------------- ---------------- ----------- --------------- ---------------- ------------- ----------------

Martin G. Jacobs M.D.                 0           0         325,000                0       141,469                0
----------------------- ---------------- ----------- --------------- ---------------- ------------- ----------------


                      Option Grants during Last Fiscal Year

         No options to purchase Common Stock were granted to the named executive officers during the Company's last fiscal year.

Report on Repricing of Options

         In February 1996, the Board of Directors of the Company, on the recommendation of the Compensation Committee, adopted a stock option plan (the "Contingent Plan") substantially similar to the 1997 Plan and granted certain options thereunder. The Board of Directors conditioned the effectiveness of the Contingent Plan on approval by the shareholders of the Company within twelve months after adoption. At the time of the adoption of the Contingent Plan, the Board of Directors granted options under the 1994 Plan to officers of the Company and granted options, subject to shareholder approval, to officers, directors and substantially all employees of the Company under the Contingent Plan. Options were granted to employees generally to reward them for the services they had performed for the Company in connection with the prior operations of the Company, the efforts they expended at the time of the Company's reorganization and initial public offering, and as a future incentive to the employees. Options were granted under the 1994 Plan and the Contingent Plan to officers and directors of the Company for substantially the same reasons that options were granted to employees generally and, in addition, to reward certain of those officers and directors for voluntarily decreasing their pay for the benefit of the Company and for undertaking obligations under various guarantees on behalf of the Company. The Contingent Plan was not approved by the shareholders within twelve months of approval by the Board of Directors. Accordingly, in February 1997, the Board of Directors adopted the 1997 Plan. At the time of adoption of the 1997 Plan, the Board of Directors granted options to substantially all officers, directors and employees to whom options were granted under the Contingent Plan at the then current fair market value for substantially the same reasons for which the grants were originally made under the Contingent Plan. In addition, the Board of Directors believed that those officers who had received grants in 1996 under the 1994 Plan should be accorded the same reduction in exercise price as those officers, directors and employees who were conditionally granted options under the Contingent Plan. As a result, at the time of the adoption of the 1997 Plan, the Board of Directors also repriced all options previously granted under the 1994 Plan, which options were not exercisable on or before the sixth month following the repricing.

                                                          The Board of Directors

Director Compensation

         The non-employee directors of the Company receive compensation of $1,000 per meeting of the Board of Directors attended and $500 for each meeting of a committee of the Board of Directors which they attend as a committee member. Directors are entitled to participate in the Directors' Plan and certain directors received options to acquire Common Stock pursuant to the 1997 Plan. See "--Compensation Plans."

Compensation Arrangements

         Employment Agreements

         The Company entered into a consulting agreement with TEI dated as of April 1, 1994 (the "TEI Agreement"). TEI is wholly-owned by Alvin S. Trenk. Under the terms of the TEI Agreement, TEI agreed to make Mr. A. Trenk available to serve as the Chairman of the Board of Directors and Chief Executive Officer of the Company, to serve as Chairman of the Board of Directors, Chief Executive Officer and director of any of the Company's subsidiaries, and to serve as a shareholder, officer and director of any entity to which the Company provides services, equipment and supplies. Mr. A. Trenk is required to perform up to 750 hours of service per year. The TEI Agreement provides for payments by the Company to TEI of a fee of $300,000 per year plus such cash bonuses as may be determined by the Board of Directors. The TEI Agreement has an initial term of five years which automatically renews for an additional year on every anniversary date unless such renewal is terminated by the Board of Directors in writing not less than 90 days prior to the anniversary date or unless the TEI Agreement is otherwise terminated pursuant to its terms. The Company has agreed to permit the employees of TEI to participate in employee benefit plans established for senior management of the Company. The Company has also agreed to make payments, not in excess of $1,500 per month, for an automobile for Mr. A. Trenk's use, to pay for $1,000,000 of term life insurance for Mr. A. Trenk, the beneficiary of which will be the Company, to pay for disability insurance for Mr. A. Trenk and to permit Mr. A. Trenk to participate in stock option plans consistent with other members of senior management of the Company. The TEI Agreement terminates upon the death of Mr. A. Trenk and may be terminated by the Company upon his disability.

         Steven L. Trenk entered into an employment agreement with the Company dated as of April 1, 1994 (the "Employment Agreement") providing for an annual base salary of $150,000 for serving as President of the Company and its subsidiaries on an essentially full-time basis. In May 1998, the Board of Directors amended the Employment Agreement and increased Mr. S. Trenk's annual base salary to $250,000. In addition, Mr. S. Trenk is entitled to receive an annual bonus equal to 10% of the Company's pre-tax income in excess of the prior year's pre-tax income, up to 100% of base salary. The amended Employment Agreement has an initial term of five years and renews for an additional one year term on every anniversary date, unless terminated by the Board of Directors in writing no later than 90 days prior to the end of the initial or any renewal term unless sooner terminated upon the death or disability of Mr. S. Trenk. The Company has also agreed to permit Mr. S. Trenk to participate in any employee benefit plans established for senior management employees of the Company, to make payments not in excess of $1,500 per month on an automobile for his use, to pay for $1,000,000 term life insurance for Mr. S. Trenk, the beneficiary of which will be the Company, to pay for disability insurance for Mr. S. Trenk, and to permit Mr. S. Trenk to participate in stock option plans consistent with other members of senior management of the Company. Under the terms of Mr. S. Trenk's amended Employment Agreement, Mr. S. Trenk is entitled to terminate his employment if there is a "change of control" of the Company. If Mr. S. Trenk terminates his employment as a result of a change of control, he will be entitled to receive all amounts due to him from the Company to the date of termination plus two years' base salary, payable in cash in two lump sum payments. A "change of control" pursuant to the amended Employment Agreement includes, among other things: (i) the approval by the public shareholders of the Company of a merger, as a result of which the shareholders of the Company immediately prior to such approval do not, immediately after the consummation of such transaction, own more than 50% of the voting stock of the surviving entity;
(ii) the acquisition, other than from the Company directly, by any person or group (other than Messrs. Trenk, or Dr. Jacobs, or their respective family members or any person in which any of them individually or collectively holds 30% or more of the voting stock) of beneficial ownership of 50% or more of the outstanding Common Stock, or (iii) if the individuals who serve on the Board of Directors as of the date of the Employment Agreement no longer constitute a majority of the members of the Board of Directors; provided, however, that any person who becomes a director subsequent to the date of the Employment Agreement who is elected to fill a vacancy by a majority of the individuals then serving on the Board shall be considered as if such person was a member prior to the commencement date.

         Martin G. Jacobs, M.D. entered into a medical director agreement with the Company dated as of April 1, 1994, as amended (the "Medical Director
Agreement"). The Medical Director Agreement provides for an annual base salary of $111,000 for serving as Corporate Medical Director and agreeing to devote not less than 500 hours per year to the Company's business. The Medical Director Agreement has an initial one year term and renews every anniversary thereafter, unless terminated by the Board of Directors in writing no later than ninety (90) days preceding the anniversary date. The Medical Director Agreement also provides that Dr. Jacobs shall participate in any employee benefit plans established for senior management employees of the Company. The Company has also agreed to make payments not in excess of $500 per month for an automobile for Dr. Jacob's use, to pay for disability insurance for Dr. Jacobs and to permit Dr. Jacobs to participate in stock option plans consistent with other members of senior management of the Company. The Medical Director Agreement terminates upon the death of Dr. Jacobs and may be terminated by the Company upon his disability.

         Each of Mr. A. Trenk, Mr. S. Trenk and Dr. Jacobs has agreed that during the term of his respective compensation agreement discussed above, he will not, directly or indirectly, engage in business activities that are competitive with the Company's activities in any county of any state in the United States, or any country outside of the United States, in which, during his employment, the Company conducted any material business or in which its customers were located. In addition, each such individual has agreed that he will not solicit or accept business from any customers of the Company or hire any employees of the Company and shall maintain the Company's proprietary information during the term of his compensation agreement and for at least one year after the expiration of such agreement.

Compensation Plans

         Directors' Stock Option Plan

         The Continental Choice Care, Inc. Directors' Stock Option Plan (the "Directors' Plan") covers 200,000 shares of Common Stock. The Directors' Plan is intended to encourage directors who are not on the active salaried payroll of the Company (a "non-employee director") to invest in the Common Stock of the Company in order to promote long-term shareholder value and increase the non-employee directors' personal interest in the continued success and progress of the Company.

         The Directors' Plan provides that on July 1 of each year, commencing on July 1, 1994, each non-employee director shall, automatically and without necessity of any action by the Board of Directors, receive a non-statutory option for 10,000 shares of Common Stock with an exercise price per share equal to the fair market value of a share as of the date of grant of the option. The option is exercisable upon payment of the exercise price in cash at any time during the period commencing one year after the date the option is granted and terminating ten years after the date of grant, provided that the person exercising the option has been at all relevant times a member of the Board of Directors. A non-employee director must exercise his or her option (to the extent it is then exercisable) prior to the earlier of three years after leaving the Board of Directors or the expiration date of the option. Upon the death of a non-employee director, the option must be exercised prior to the earlier of one year after such death or the expiration date of the option. Unless sooner terminated by the Board of Directors, the Directors' Plan terminates in 2004.

         1994 Long-Term Incentive Award Plan

         The Continental Choice Care, Inc. 1994 Long-Term Incentive Award Plan (the "1994 Plan") covers 300,000 shares of Common Stock pursuant to which officers and key employees of the Company designated as senior executives are eligible to receive incentive and/or non-statutory stock options, awards of shares of Common Stock and stock appreciation rights ("SARs"). The 1994 Plan, which expires in 2004, is generally administered by the Compensation Committee designated by the Board of Directors. The Board of Directors in its entirety may also administer the 1994 Plan. The purposes of the 1994 Plan are to assist in attracting, retaining, and motivating senior executives and to promote the identification of their interests with those of the shareholders of the Company. Incentive stock options and SARs granted under the 1994 Plan are generally exercisable during the period commencing six months after the date the option is granted and terminating ten years after the date of grant. The exercise prices for incentive stock options are not less than the fair market value of the Common Stock on the date of the grant. In addition, a SAR may be exercised only when the fair market value of a share exceeds either the fair market value per share on the date of grant of the SAR or the base price of the SAR (which is determined by the Compensation Committee) if it is not a SAR related to an option. A SAR related to an option may be exercised only when and to the extent the option is able to be exercised. No participant in the 1994 Plan is entitled to receive grants of options, SARs and awards of incentive shares in the aggregate exceeding 25,000 shares per year.

         1997 Equity Incentive Plan

         The Continental Choice Care, Inc. 1997 Equity Incentive Plan (the "1997 Plan") covers 2,500,000 shares of Common Stock pursuant to which employees of the Company and its subsidiaries and other persons who are in a position to make a significant contribution to the Company and its subsidiaries are eligible to receive incentive and/or non-qualified options, awards of shares of Common Stock and SARs. The 1997 Plan, which expires in 2007 is generally administered by the Compensation committee designated by the Board of Directors. The Board of Directors in its entirety may also administer the 1997 Plan. The purposes of the 1997 Plan are to assist in attracting, retaining, and motivating persons who can make a significant contribution to the Company and to promote the identification of their interests with those of the shareholders of the Company. Pursuant to the terms of the 1997 Plan, the Company may grant awards in the form of incentive stock options, non-statutory stock options, stock appreciation rights, awards of shares for no cash consideration subject to certain restrictions or awards of shares to be delivered in the future to employees of the Company and others who may be in a position to make a significant contribution to the Company. Incentive stock options, however, may only be issued to employees of the Company. Stock options granted under the 1997 Plan are generally exercisable during the period commencing six months after the date of grant of the option and terminating ten years after the date of grant (five years in the case of an option granted to a holder of 10% of the Company's issued and outstanding shares). Options are generally exercisable at an exercise price which is not less than the fair market value of the Common Stock on the date of grant. SARs granted under the 1997 Plan are exercisable during the period established by the committee (except in the event of death or disability of the holder), or in the case of a SAR related to an option, the expiration of the related option. In addition, a SAR may be exercised only when the fair market value of a share exceeds either the fair market value per share on the date of grant of the SAR or the base price of the SAR (which is determined by the Compensation Committee) if it is not a SAR related to an option. A SAR related to an option may be exercised only when and to the extent the option is able to be exercised.

         401(k) Plan

         In January 1994, the Company adopted a salary deferral and savings plan (the "Savings Plan") which is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and includes a qualified cash or deferred arrangement under Section 401(k) of the Code. Subject to limits set forth in the Code, an employee who meets certain age and service requirements may participate in the Savings Plan by contributing through payroll deductions up to 15% of compensation into an account established for the participating employee and may allocate amounts in such account among a variety of investment vehicles. The Company makes matching contributions to an employee's account in an amount of up to and including 10% of the first 6% of the compensation contributed by each employee. The Savings Plan also provides for loans to, and withdrawals by, participating employees, subject to certain limitations.

                 Certain Relationships And Related Transactions

         Dry Cleaning Transactions. On November 16, 1999, the Company sold its majority interest in United Dry Cleaning, LLC ("United") to UDC Acquisition Corp, Inc. ("UDC"), an Arizona corporation. The majority of the outstanding common stock of UDC is owned by Jeffrey M. Trenk, brother of Steven L. Trenk, the Company's President and Chief Operating Officer, son of Alvin S. Trenk, the Company's Chairman of the Board of Directors and Chief Executive Officer, and nephew of Martin G. Jacobs, M.D., the Company's Corporate Medical Director. Jeffrey M. Trenk is the President of UDC. The aggregate purchase price for the Company's stock interest, $10,000, was offset against amounts due to Jeffrey M. Trenk from the Company. Under the terms of the sale, UDC Acquisition acquired substantially all of the assets and liabilities of United at the time of sale. The Company did not recognize any gain or loss related to the transaction. The sale included net fixed assets of $199,292, and a write-off of net goodwill of $588,959 offset by a relief from liabilities of $1,544,015. As of March 31, 2000, the Company advanced an aggregate of $69,152 to UDC Acquisition. The Company has obtained demand promissory notes for the advances. The notes bear interest at a rate of 8% per annum and have been guaranteed by Jeffrey M. Trenk.

         Insider Loans. In 1998 and 1997, respectively, the Company loaned $350,000 and $35,000 to Mr. S. Trenk. Mr. S. Trenk executed promissory notes for these loans which were due and payable in full within one year. In 1999, the Company received $55,000 representing payment of the 1997 loan and partial payment of the 1998 loans. The notes relating to the 1998 loans bear interest at a rate imputed by the Internal Revenue Service for instruments having a maturity of one or more years (4.33% to 5.58%). The Company has extended the term of the notes to be payable prior to December 31, 2000.

         Transactions with TechTron. As of March 31, 2000, the Company had advanced $520,108 to TechTron. Of this amount, $125,868 was secured by a promissory note dated August 9, 1994. Under the original terms of this note, principal and interest were due and payable by December 31, 1996. The term of the note was amended by the Company to be due and payable on demand. The Company has obtained demand promissory notes from TechTron for all of the advances, the majority of which bear interest at a rate of 8% per annum. Interest of approximately $84,000 has accrued under these notes through March 31, 2000 but has not been recorded due to TechTron's lack of sufficient revenues to make payment. The majority of outstanding shares of TechTron are owned by Mr. A. Trenk, Mr. S. Trenk and Dr. Jacobs. All amounts due from TechTron are unsecured and are guaranteed by Mr. A. Trenk, Mr. S. Trenk and Dr. Jacobs. Any demand for payment under the personal guarantees will have to be made by the Company's Board of Directors. The Company's Board of Directors does not currently intend to make demand for payment.

         Dialysis Business. The Company was a party to consulting and service agreements with, or assumed certain rights and obligations of Alpha, UMDC, and CDBI. Under the terms of the various consulting and services agreements, the Company provided consulting, administrative and other services to or on behalf of each of these consulting customers.

         Mr. A. Trenk, Mr. S. Trenk and Dr. Jacobs collectively own all of the outstanding common stock of each of Alpha and CDBI, and 50% of the outstanding common stock of UMDC. Effective October 8, 1997, each of Alpha and CDBI sold substantially all of their respective assets to IHS of New York, Inc. On January 29, 1998, UMDC sold substantially all of its assets to Renal Research Institute, LLC ("RRI") pursuant to the terms of an asset purchase agreement among UMDC, RRI and the shareholders of UMDC (the "RRI Purchase Agreement") for an aggregate purchase price of approximately $7,984,000 (the "RRI Sale"). UMDC retained its accounts receivable, cash and cash equivalents in the transaction, as well as certain liabilities of UMDC outstanding as of January 29, 1998 closing (the "First RRI Closing"). At the time of the First RRI Closing, RRI paid approximately $4,174,000 in partial payment for the assets of UMDC.

         Under the terms of the RRI Purchase Agreement, Beth Israel Medical Center applied for approval from the New York State Department of Health (the "NYS Approval") to operate the in-center dialysis facility currently operated by UMDC. In connection with the grant of the NYS Approval, which is currently expected to occur in 2000, RRI is expected to pay additional amounts aggregating approximately $3,810,000, less the net value of certain current assets to be retained by UMDC.

         The Company previously loaned monies to and incurred additional non-bank liabilities on behalf of UMDC and certain of its shareholders, of which approximately $3,452,000 was outstanding as of the date of the First RRI
Closing. Further, as of the date of the sale, UMDC owed the Company approximately $1,389,000 in various accrued consulting and service fees. At the time of the First RRI Closing, the Company received approximately $2,665,000 from UMDC. In 2000, 1999, and 1998, respectively, the Company received additional payments aggregating $415,082, 0, and $310,000, from UMDC subsequent to the First RRI Closing. In 2000 and 1998, respectively, the Company recorded $415,082 and $310,000, in additional revenue related to payments from UMDC subsequent to the First RRI Closing not previously recorded due to realization uncertainties.

         Although the Company expects to receive payment of amounts due from UMDC at a second RRI closing, there can be no assurance given that the second RRI closing will occur as the transaction is contingent on the NYS Approval. No assurance can be given that the NYS Approval will be granted. However, pending the completion of the second RRI closing with UMDC, if any, UMDC and RRI have entered into a consulting and service agreement pursuant to which RRI will perform certain services for UMDC. Under the terms of the RRI Agreements (as defined below), UMDC is entitled to a set rate of income from available UMDC cash prior to any payments being made to RRI and UMDC's entitlement accrues if not paid. Further, the amount of the entitlement increases in the event NYS Approval is not received in a timely manner.

         Through March 31, 2000, the Company had not recorded certain transactions relating to the transaction with UMDC approximating $1,450,000 due to realization uncertainties. Of this amount, two notes dated May 16, 1994, each in the amount of $50,000, were due from Dr. Lorch and Dr. Cortell, the remaining unaffiliated physician shareholders of UMDC. Under the original terms of these notes, principal plus interest was due one year after the date of the notes. The Company does not currently expect to be repaid under these notes and thus has not recorded the interest of $26,758 due it under these notes. The Company expects to forgive the unpaid accrued interest in accordance with the various agreements among Dr. Lorch, Dr. Cortell, Mr. A. Trenk, Mr. S. Trenk, Dr. Jacobs, UMDC, RRI and the Company (collectively, the "RRI Agreements"). All other notes relating to UMDC, including accrued interest, were paid to the Company at the First RRI Closing.

         As of March 31, 2000, all amounts due from Alpha had been paid, except for interest on a promissory note for $300,000 dated April 24, 1994. The principal was repaid in October 1997 and interest aggregating approximately $83,000 remains owing to the Company as of March 31, 2000. As of March 31, 2000, $104,189 was payable to Alpha by the Company. The interest is not considered to be in default since the Company intends to offset amounts payable to Alpha with amounts due from Alpha for interest once the Company has determined that there are no outstanding liabilities of Alpha that the Company may be required to pay on Alpha's behalf.

         Of amounts due under agreements with related parties, only consulting fees owed to the Company from CDBI under a consulting services agreement are in default. A total of $200,000, representing all consulting fees from the inception of such agreement, is owed to the Company from CDBI. The unpaid consulting fees were not recognized by the Company since there was insufficient cash from the closing of the transaction with IHS to pay these amounts and CDBI does not expect to earn sufficient revenues to make payments.

                                   ITEM 2

                      APPROVAL OF THE SALE AND ISSUANCE OF
            200,000 SHARES OF COMMON STOCK AND A WARRANT TO PURCHASE
                     UP TO 6,800,000 SHARES OF COMMON STOCK

Background

         The Company entered into a Purchase Agreement, dated as of June 7, 2000, (the "Purchase Agreement") with Lazar & Company I.G., LLC (the "Purchaser"). Pursuant to the Purchase Agreement, subject to approval by the shareholders the Company would sell (the "Sale") to the Purchaser 200,000 shares of Common Stock (the "Shares") and a Warrant to purchase up to 6,800,000 shares of Common Stock (the "Warrant"). The Company believes that the Purchaser's experience in the financial and high-tech communities would bring important shareholder insights regarding the technology sector and enhance shareholder value.

Terms of the Sale

         The following summary of the Sale is qualified by reference to the complete text of the Purchase Agreement, the Warrant, the Note and the Pledge Agreement, which are attached as Appendices B through E, respectively, to this Proxy Statement.

         Purchase Agreement. Subject to certain conditions including, but not limited to, approval of the Sale by the shareholders, the Company has agreed to sell, and the Purchaser has agreed to purchase, the Shares at a purchase price of $750,000 ($3.75 per share) and the Warrant at a purchase price of $350,000, for an aggregate purchase price of $1,100,000 (the "Total Purchase Price"). Of the Total Purchase Price, $50,000 would be paid in cash and the balance would be paid by a three-year secured promissory note in the principal amount of $1,050,000 (the "Note"). The purchase price for the Shares was based upon the closing bid price of the Common Stock on the Nasdaq SmallCap on June 7, 2000, the date of the Purchase Agreement, however, the Company did not receive an independent evaluation or appraisal of the fairness of the exercise price of the Warrant from a financial point of view.

         Warrant. The Warrant would be exercisable immediately at $3.00 per share, subject to certain vesting criteria based upon the Company's Market Capitalization (as such term is defined in the Warrant). The Warrant would be exercisable for three years, subject to extension at the option of the Purchaser for two additional one-year periods upon the payment by the Purchaser of $1,000,000 for each additional one-year period. The Warrant would vest in increments as the Company's Market Capitalization ranges from $63,750,000 to $443,750,000. The Warrant would contain customary anti-dilution provisions.

         Note; Pledge Agreement. The Note would bear interest from the date of original issuance at a rate of 7%, compounded annually, and principal and unpaid accrued interest thereon would be due on the third anniversary of the closing of the Sale. Pursuant to a pledge agreement between the Company and the Purchaser, the Shares and other assets of the Purchaser would be pledged as security for the Purchaser's obligations under the Note.

         Use of Proceeds. The Company would use the net proceeds from the Sale, and, if any, money received as payment of the exercise price of the Warrant for working capital and general corporate purposes. If the Warrant were exercised in full (as to which there is no assurance) the Company would receive $20,400,000 as payment of the exercise price.

         Registration. The Company would be required, no later than ten business days following the closing, to file a registration statement on Form S-3 under the Securities Act of 1933, as amended, for the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrant. The Company would be required to cause the registration statement to become effective on or before the ninetieth calendar day following the closing, unless the registration statement is not declared effective due to action within the control of the Securities and Exchange Commission and unrelated to action within the control of the Company or the Company's agents. The expenses associated with such registration, other than the expenses of the Purchaser's counsel, transfer taxes, and selling commissions, would be borne by the Company.

         Board Nominees. The Company would be required to enlarge the size of the Board of Directors by two directors and, subject to approval by the shareholders, appoint two persons to the Board designated by the Purchaser. At that time the Board would determine the class and term for each new director. The Purchaser has advised the Company that it currently intends to appoint Mr. Charles S. Lazar, Chief Executive Officer of Lazar & Company I.G., Inc., the managing member of the Purchaser, and Mr. Mark Schwartz, the managing director of the Purchaser. The Purchaser would be entitled to continue to nominate two directors to the Board of Directors for as long as the Warrant is outstanding.

         Preemptive Rights. The Company would grant to the Purchaser the right to purchase a pro rata share of securities which the Company may propose to sell. The right would not be applicable in certain transactions including, but not limited to, securities issued pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors, and securities issued pursuant to the sale of all or substantially all of the Company's assets or in a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation.

         Negative Covenants. Commencing on the date of the Purchase Agreement and continuing until the Warrant is no longer outstanding, or thereafter, so long as the Purchaser holds at least 25% of the then outstanding Common Stock, the Company cannot, without the prior written consent of the Purchaser, amend or propose to amend the Company's charter documents in a manner which would have an adverse effect on the Shares, incur or assume certain indebtedness, and enter into any merger or consolidation where the Company would not be the surviving corporation.

Nasdaq Shareholder Approval Requirement

         The Nasdaq rules require shareholder approval of any issuance of securities that will result in the issuance of shares representing 20% or more of the issuer's outstanding voting common stock prior to the issuance of such securities, at a price per share below the market of the issuer's voting common stock. The Shares contemplated to be issued in the Sale would constitute approximately 6% of the outstanding Common Stock on the date the Purchase Agreement was executed and, together with the shares issuable upon exercise in full of the Warrant, would constitute approximately 66% of the then outstanding Common Stock, or 200,000 shares and 7,000,000 shares, respectively. Although the Shares would be sold at the price of $3.75, which was the closing bid price of the Common Stock on the date the Purchase Agreement was executed, the exercise price of the Warrant would be $3.00.

         The Nasdaq rules also require shareholder approval of any transaction that may result in a change in control of the issuer. If the Sale is consummated, and the Warrant is exercised in full, and assuming no other issuances of, or conversions or exchanges of securities into, Common Stock, the Purchaser of such securities would hold approximately 66% of the Common Stock.

Risk Factors

         While the Board of Directors unanimously recommends approval of the Sale and is of the opinion that the Sale would be fair to, and in the best interest of, the Company and its shareholders, the Company's shareholders should consider the following possible effects in evaluating the Sale:

         Effect of Actual or Potential Future Conversions Below Market Price. If consummated, the Sale would substantially increase the number of warrants which could be exercisable from time to time, into shares of Common Stock at a conversion price per share that could be below the then current market price of the Common Stock. The potential issuance of Common Stock upon exercise of the Warrant at an exercise price lower than the then current market price could have a depressive effect on the market price of, and reduce trading activity in, the Common Stock.

         Dilution. If the Sale is consummated, and the Warrant is exercised in full, and assuming no other issuances of, or conversions or exchanges of securities into, Common Stock, the number of shares of outstanding Common Stock would increase by approximately 194% and significantly dilute the ownership interests and proportionate voting power of the existing holders of Common Stock.

         Certain Potential Effects of the Acquisition of up to 66% Ownership Interest by the Purchaser. If the Sale is consummated, and the Warrant is exercised  in full,  and  assuming  no other  issuances  of, or  conversions  or exchanges of securities into, Common Stock, the Purchaser would hold approximately 66% of the Common Stock. The acquisition of up to 66% of the outstanding shares of the Company's Common Stock would place a substantial block of the outstanding shares in the hands of a single investor. The concentration of such stock in the hands of a single investor could render more difficult an acquisition of the Company which was favored by a majority of the other shareholders but opposed by the Purchaser. The Purchaser's ownership of up to 66% of the outstanding shares may enable the Purchaser to block a business combination involving the Company and, therefore, deter any such transaction. The Company is not aware of any expression of interest or proposal to acquire the Company or to effect any such business combination. The acquisition of a 66% ownership interest by the Purchaser would make the Purchaser the Company's largest shareholder. Through the voting of such shares and the ability of the Purchaser to designate two individuals to serve on the Board of Directors, subject to approval by the shareholders, the Purchaser would be in a position to exercise a significant degree of influence over the management and affairs of the Company.

Vote Required to Approve Item 2

         The approval of Item 2 requires the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote thereon. TechTron, the holder of 1,527,500 shares of the Company's outstanding Common Stock of which Messrs. Trenk and Dr. Jacobs are officers, directors and principal shareholders, has advised the Company that it intends to vote its shares in favor of Item 2.

Board Recommendation

         The Board of Directors is of the view that Item 2 is in the best interests of the Company and all of its shareholders. In reaching its determination, the Board considered the price and other terms and conditions of the purchase of the Shares and the purchase and exercise of the Warrant, together with the important shareholder insights that the Purchaser would provide to the Company. The Board of Directors recommends a vote FOR the approval of Item 2.

                                   ITEM 3

                APPROVAL OF THE ISSUANCE OF WARRANTS TO PURCHASE
            UP TO AN AGGREGATE OF 1,350,000 SHARES OF COMMON STOCK TO
           ALVIN S. TRENK, STEVEN L. TRENK AND MARTIN G. JACOBS, M.D.

Background

        The Board of Directors unanimously approved the issuance of warrants to purchase an aggregate of 1,350,000 shares of the Company's Common Stock to Alvin
S. Trenk, Steven L. Trenk and Martin G. Jacobs, M.D. (the "Key Employee and Officer Warrants"). The Company believes that additional efforts of the key employees and officers would help the Company complete transactions in the technology sector and enhance shareholder value. The Purchase Agreement in connection with the Sale, which is being submitted to the shareholders as Item 2 of this Proxy Statement, provides for the issuance of the Key Employee and Officer Warrants as a condition to the closing of the Sale.

Terms of the Key Employee and Officer Warrants

         The following summary of the Key Employee and Officer Warrants is qualified by reference to the complete text of the Key Employee and Officer Warrants, which is attached as Appendix F to this Proxy Statement.

        Key Employee and Officer Warrants. The Key Employee and Officer Warrants would be exercisable immediately at $3.00 per share, subject to certain vesting criteria based upon the Company's Market Capitalization (as such term is defined in the Key Employee and Officer Warrants). The Key Employee and Officer Warrants would be exercisable for five years, notwithstanding termination of the holder's employment with the Company prior thereto. The Key Employee and Officer Warrants would vest in increments as the Company's Market Capitalization ranges from $63,750,000 to $443,750,000. The Key Employee and Officer Warrants would contain customary anti-dilution provisions.

Nasdaq Shareholder Approval Requirement

         The Nasdaq rules require shareholder approval of an arrangement pursuant to which more than 25,000 shares of stock may be acquired by officers or directors. The shares of Common Stock contemplated to be issued to Mr. A. Trenk, Mr. S. Trenk and Dr. Jacobs upon exercise of the Key Employee and Officer Warrants require shareholder approval.

Vote Required to Approve Item 3

        The approval of Item 3 requires the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote thereon. TechTron, the holder of 1,527,500 of the Company's outstanding Common Stock of which Messrs. Trenk and Dr. Jacobs are officers, directors and principal shareholders, has advised the Company that it intends to vote its shares in favor of Item 3.

Board Recommendation

        The Board of Directors is of the view that Item 3 is in the best interests of the Company and all of its shareholders. The Board of Directors recommends a vote FOR the approval of Item 3.

                                   ITEM 4

                APPROVAL OF THE 2000 INCENTIVE COMPENSATION PLAN

Background

         The Board of Directors of the Company proposes that the shareholders approve the 2000 Incentive Compensation Plan (the "2000 Plan") which was adopted by the Board of Directors, subject to shareholder approval. The Board of Directors believes that the 2000 Plan will assist the Company in attracting, retaining, and rewarding high-quality executives, employees and other persons who provide services to the Company. By enabling such persons to acquire or increase a proprietary interest in the Company, the Board of Directors believes that the mutuality of interests between such persons and the shareholders would strengthen and such persons would have annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

Summary of Material Features

         The following summary of the 2000 Plan is qualified by reference to the complete text of the 2000 Plan, which is attached as Appendix G to this Proxy Statement.

         Types of Awards. The terms of the 2000 Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards, and performance or annual incentive awards that may be settled in cash, stock, or other property ("Awards").

         Shares Subject to the 2000 Plan and Annual Limitations. Under the 2000 Plan, the total number of shares of the Company's Common Stock reserved and available for delivery to participants in connection with Awards is 3,500,000, provided, however, that the total number of shares of Common Stock with respect to which incentive stock options may be granted shall be 3,500,000 shares. Shares of Common Stock subject to an Award that is canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of shares to the participant, including Common Stock withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to an Award, will again be available for Awards under the 2000 Plan. Common Stock issued under the 2000 Plan may be either authorized and unissued shares or treasury shares.

        In addition, the 2000 Plan imposes individual limitations on the amount of certain Awards. Under these limitations, during any fiscal year the number of options, SARs, shares of restricted stock, shares of deferred stock, shares of Common Stock issued as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant shall not exceed one million shares for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be earned as a final annual incentive award or other cash Award in any fiscal year by any one participant is $3 million, and the maximum amount that may be earned as a final performance award or other cash Award in respect of a performance period by any one participant is $5 million.

        The Committee is authorized to adjust the number and kind of shares subject to the aggregate share limitations and annual limitations under the 2000 Plan and subject to outstanding Awards (including adjustments to exercise prices and number of shares of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

        Eligibility and Administration. Executive officers and other officers and employees of the Company or any subsidiary, including any such person who may also be a director of the Company, and other persons who provide services to the Company and/or its subsidiaries shall be eligible to be granted Awards under the 2000 Plan. Currently, approximately 35 persons will be eligible to be granted Awards under the 2000 Plan. The 2000 Plan will be administered by the Committee except to the extent the Board of Directors elects to administer the 2000 Plan. The Committee will be comprised of two or more directors designated by the Board each of whom, unless otherwise determined by the Board, will be a "non-employee director" and an "outside director" within the meaning of Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, respectively. Subject to the terms and conditions of the 2000 Plan, the Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2000 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2000 Plan.

         Stock Options and SARS. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs") and non-qualified stock options, and SARs entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR is determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant (except to the extent of in-the-money awards or cash obligations surrendered by the participant at the time of grant). The maximum term of each option or SAR may not exceed ten years. Options may be exercised by payment of the exercise price in cash, Common Stock, outstanding Awards, or other property (possibly including notes or obligations to make payment on a deferred basis) having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee.

         Restricted Stock, Deferred Stock and Dividend Equivalents. The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment and/or failure to meet certain performance requirements, prior to the end of a restricted period specified by the Committee. An Award of deferred stock confers upon a participant the right to receive shares at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment and/or failure to meet certain performance requirements prior to the end of a specified restricted period (which restricted period need not extend for the entire duration of the deferral period). The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares, other Awards, or other property equal in value to dividends paid on a specific number of shares or other periodic payments.

         Bonus Stock and Awards in Lieu of Cash Obligations and Other Stock-Based Awards. The Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Committee may specify. The 2000 Plan also authorizes the Committee to grant other Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares.

         Performance Awards, Including Annual Incentive Awards. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. In addition, the 2000 Plan authorizes specific annual incentive awards, which represent a conditional right to receive cash, shares or other Awards upon achievement of pre-established performance goals during a specified one-year period. Performance awards and annual incentive awards granted to persons the Committee expects will, for the year in which a deduction arises, be among the Chief Executive Officer and four other most highly compensated executive officers (the "Named Executive Officers"), will, if so intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code Section 162(m).

         The performance goals to be achieved as a condition of payment or settlement of a performance award or annual incentive award will consist of (i) one or more business criteria and (ii) a targeted level or levels of performance with respect to each such business criteria. In the case of performance awards intended to meet the requirements of Internal Revenue Code Section 162(m), the business criteria used must be one of those specified in the 2000 Plan, although for other participants the Committee may specify any other criteria. The business criteria specified in the 2000 Plan are: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings  before  interest,  depreciation  and  amortization;  pretax  operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating earnings; (9) total shareholder return; and (10) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index. The Committee may, in its discretion, determine that the amount payable as a final annual incentive or performance award will be increased or reduced from the amount of any potential Award, but may not exercise discretion to increase any such amount intended to qualify under Internal Revenue Code Section 162(m). Subject to the requirements of the 2000 Plan, the Committee will determine other performance award and annual incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement.

         Other Terms of Awards. Awards may be settled in the form of cash, Common Stock, other Awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares, or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2000 Plan. Awards granted under the 2000 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes. Awards under the 2000 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2000 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.

        Change in Control. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a "change in control" of the Company except to the extent otherwise determined by the Committee at the date of grant. In addition, the Committee may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any change in control. Upon the occurrence of a change in control, except to the extent otherwise determined by the Committee at the date of grant, options may at the election of the participant be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share of Common Stock paid (including extraordinary dividends) in any change in control or liquidation of shares of Common Stock following a sale of substantially all of the assets of the Company, or (ii) the highest fair market value per share of Common Stock (generally based on market prices) at any time during the twenty-day period before and the twenty-day period after a change in control. "Change in Control" is defined in the 2000 Plan to include a variety of events, including significant changes in the stock ownership of the Company or a significant subsidiary, changes in the Company's Board of Directors, certain mergers and consolidations of the Company or a significant subsidiary, and the sale or disposition of all or substantially all the consolidated assets of the Company.

         Amendment and Termination of the 2000 Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2000 Plan or the Committee's authority to grant Awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the shares are then listed or quoted. Without the consent of an affected participant, no action by the Board of Directors may materially and adversely affect the rights of such participant under any previously granted and outstanding Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2000 Plan will terminate at such time as no shares remain available for issuance under the 2000 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 2000 Plan.

         New Plan Benefits. Awards under the 2000 Plan are not currently determinable because such Awards are based on the discretionary determination of the Board of Directors.

Federal Income Tax Consequences

         The following description of the federal income tax consequences generally arising with respect to Awards under the 2000 Plan is provided for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

         The grant of an option or SAR will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable shares received.

         Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price.

         Generally, for Awards granted under the 2000 Plan that result in the payment or issuance of cash or shares or other property, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received. With respect to Awards involving the issuance of shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or is not subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture. The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option, SAR or the Award.

Vote Required to Approve Item 4

        The approval of Item 4 requires the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote thereon.

Board Recommendation

        The Board of Directors is of the view that Item 4 is in the best interests of the Company and all of its shareholders. The Board of Directors recommends a vote FOR the approval of Item 4.

                                   ITEM 5

                        APPROVAL OF THE AMENDMENT TO THE
                    COMPANY'S CERTIFICATE OF INCORPORATION TO
                   CHANGE THE COMPANY'S NAME TO TECHSYS, INC.

Background

         The Board of Directors approved the amendment to the Company's Certificate of Incorporation to change the Company's name to TechSys, Inc. The amendment amends Article 1 in its entirety to read as follows:

          "1. The name of the corporation is TechSys, Inc. (the "Corporation")."

In the judgment of the Board of Directors, the change of Company's name to TechSys, Inc. would appropriately complement the Company's intention to complete transactions in the technology sector.

Vote Required to Approve Item 5

         The approval of Item 5 requires the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote thereon.

Board Recommendation

         The Board of Directors is of the view that Item 5 is in the best interests of the Company and all of its shareholders. The Board of Directors recommends a vote FOR the approval of Item 5. If Item 5 is approved, the Company would amend its Certificate of Incorporation as provided above, which amendment would be effective upon its filing with the Treasurer of the State of New Jersey.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. All reports required to be filed during the year ended December 31, 1999 were timely filed except for a Form 4 for Alvin
S. Trenk to report Mr. A. Trenk's purchase of 31,500 shares of Common Stock, a Form 3 for Mark N. Raab to report Mr. Raab's initial holding of 2,750 options at the time he became Chief Financial Officer of the Company, and a Form 5 for Mr. Raab to report the issuances of 10,000, 37,250, and 25,000 options to him.


                                   By Order of the Board of Directors



                                   Steven L. Trenk
                                   President

Dated:  July ___, 2000

                                                                     APPENDIX A


                          CONTINENTAL CHOICE CARE, INC.

                             Audit Committee Charter

The audit committee of Continental Choice Care, Inc. (the "Company") will provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and the integrity of the financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation. The Company's external auditors are ultimately accountable to the Company's Board of Directors and the Audit Committee. To effectively perform their role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the Company's business, operations and risks.

The audit committee will consist of at least two members of the board of directors and will meet at least twice per year. All members of the committee will be independent directors, one of whom will serve as chairman of the committee. On an annual basis, the committee will review and assess the adequacy of the written charter.

A.       With respect to internal controls, the committee will:

         * Ensure that external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal controls, and other matters specified by the audit committee.

B.       With respect to financial reporting in general, the committee will:

         * Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on financial statements.

         * Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

C.       With respect to annual financial statements, the committee will:

         * Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles.

         * Meet with management and the external auditors to review the financial statements, the results of the audit, as well as discuss the Company's accounting principles and the quality of financial reporting in the Company's 10-KSB.

         * Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations.

         * Ensure that the external auditors communicate to the committee as to items specified by the committee.

         * Consider whether the Company's annual financial statements should be included in the Company's Annual Report on Form 10-KSB.

D.       With respect to interim financial statements, the committee will:

         * Review the Company's Quarterly 10-QSB Reports before filing and obtain explanations from management and from the external auditors on whether:

         * Generally accepted accounting principles have been consistently applied.

         *           There  are  any   significant  or  unusual  events  or
                     transactions.

         * The Company's financial and operating controls are functioning effectively.

         * Determine that the Company's external auditors have reviewed the Company's Quarterly Reports on Form 10-Q before filing.

E. The committee will assess the Company's compliance with laws and regulations, including:

         * Ask management about significant risks and exposures and the plans to minimize such risks.

F.       With respect to the Company's external auditors, the committee will:

         * Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors.

         * Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' written assertion of their independence in accordance with professional standards.

         * Ensure the receipt from external auditors of a formal, written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.

         * Engage in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

         * Take, or recommend that the full board of directors take, appropriate action to oversee the independence of the external auditor.

G. The committee will annually provide a report to the board of directors regarding the above matters.

H. The committee will review the scope of the proposed audit and discuss the results of the annual audit with management and the external auditors.

                           Audit Committee Membership
                              As of: June 14, 2000

                          Chairman: Jeffrey B. Mendell
                                    Members:
                               Jeffrey B. Mendell
                              Stanley A. Amsterdam

                                  June 14, 2000

                                                                      APPENDIX B

                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (this "Agreement") is made as of the 7th day of June, 2000, by and between CONTINENTAL CHOICE CARE, INC., a New Jersey corporation with its principal executive offices located at 44 Aspen Drive, Livingston, New Jersey 07039 (the "Company") and LAZAR & COMPANY I.G., LLC, a New York limited liability company with its principal executive offices located at One Penn Plaza, 36th Floor, New York, New York 10119 (the "Purchaser"). Capitalized terms used in this Agreement but not defined upon their first usage are defined in Section 9.1, unless otherwise noted.

         The parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                        PURCHASE AND SALE OF COMMON STOCK
                        AND COMMON STOCK PURCHASE WARRANT

         1.1 Purchase. Subject to the terms and conditions hereof, on the Closing Date the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, (a) 200,000 shares (the "Shares") of the Company's common stock, no par value per share (the "Common Stock") upon the terms hereinafter set forth, and (b) a warrant (the "Warrant") to purchase 6,800,000 shares of Common Stock (the "Warrant Shares") in substantially the form attached hereto as Exhibit A (the "Sale").

         1.2 Form of Payment. The purchase price for the Shares shall be $750,000 and the purchase price for the Warrant shall be $350,000, for an aggregate purchase price of $1,100,000 (the "Purchase Price"). On the Closing Date, the Purchaser shall pay the Purchase Price by delivering to the Company
(a) $50,000 in cash or other immediately available U.S. funds, and (b) a 7% Secured Promissory Note (the "Note") in the principal amount of $1,050,000 in substantially the form attached hereto as Exhibit B and a pledge agreement (the "Pledge Agreement") in substantially the form attached hereto as Exhibit C.

         1.3 Closing Date. The closing (the "Closing") of the Sale will take place no later than the fifth business day following the date the Company obtains Shareholder Approval or such other time and date as shall be mutually agreed upon by the Purchaser and the Company. Such time and date is herein called the "Closing Date." The Closing shall occur at the offices of Pitney, Hardin, Kipp & Szuch LLP, 200 Campus Drive, Florham Park, New Jersey, or at such other location as may be agreed upon by the parties.

                                    ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants that:


         2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The Company has all requisite corporate power and authority to carry on its business as described in the Company Reports (as defined herein). The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify or be in good standing would materially adversely affect its business.

         2.2 Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. As of June 6, 2000, there were:

                           (a)  3,612,544 shares of Common Stock outstanding,

                           (b) 1,707,100 shares of Common Stock reserved for issuance pursuant to outstanding securities that are convertible into or exchangeable for shares of Common Stock, other than the Shares and shares of Common Stock reserved for issuance upon exercise of the Warrant and the Key Employee Warrants (as defined herein), and

                           (c) 3,500,000 shares to be reserved for issuance under a stock incentive plan to be approved by the Company's board of directors and subject to approval by the Company's shareholders (the "Incentive Plan").

As of June 6, 2000, (i) of the 3,612,544 shares of Common Stock referred to in clause (a) above, 1,527,500 shares are beneficially owned by Techtron, Inc.,
(ii) of the 1,707,100 shares referred to in clause (b) above, an aggregate of 950,000 are reserved for issuance pursuant to outstanding securities beneficially owned by Steven L. Trenk, Alvin S. Trenk and Martin G. Jacobs, M.D., collectively, and (iii) Steven L. Trenk, Alvin S. Trenk and Martin G. Jacobs, M.D. collectively own approximately 80% of the outstanding capital stock of Techtron, Inc. Except for interests pursuant to which shares have been reserved for issuance as set forth in the preceding sentence or as so excluded therefrom, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require the Company to issue, sell or otherwise cause to become outstanding any of its capital stock or equity interests or other instruments convertible into such interests. Except as set forth on Schedule 2.2, there are no shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreement or instruments to which the Company is a party or of which it is aware, or any agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act.

         2.3  Authorization;  Binding Effect; No Breach.  Subject to Shareholder
Approval: The Company's execution, delivery and performance of each Transaction Document to which it is a party has been duly authorized by it; Each Transaction Document to which the Company is a party constitutes a valid and binding obligation of the Company which is enforceable against the Company in accordance with its terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application; The execution, delivery and performance by the Company of the Transaction Documents to which it is a party do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in a violation of, (d) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Government Entity pursuant to, or (e) create any Lien under, the charter or bylaws of the Company or any agreement, instrument, or other document, or any Legal Requirement, to which the Company is, or any of its assets are, subject.

         2.4 Validity of the Shares, the Warrant, and the Warrant Shares. The Shares, the Warrant, and the Warrant Shares are duly authorized, reserved for issuance and will, when issued in accordance with the terms hereof and thereof, be validly issued, fully paid and non-assessable, free and clear of all Liens and any pre-emptive rights of the shareholders of the Company, except for the Pledge Agreement and with respect to the Warrant the exercise price thereof.

         2.5 Governmental Filings. Except for the filing of an Additional Listing Application with The Nasdaq Stock Market, Inc. and a Notice of Sale of Securities Pursuant to Regulation D on Form D with the SEC, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any Government Entity in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated by the Transaction Documents. Attached hereto as Exhibit D-1 is a certificate by the Company certifying that, within the meaning of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the "HSR Act"), the Company is not a person with total assets or net sales of $100 million or more, and attached hereto as Exhibit D-2 is a certificate by the Purchaser certifying that, within the meaning of the HSR Act, the Purchaser is not a person with total assets of $10 million or more.

         2.6 Company Reports; Financial Statements. The Company has filed with the SEC each report, proxy statement or information statement required to be filed by it since January 1, 2000 through the date hereof, including (a) the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, as amended, and (b) the Company's Quarterly Report on Form 10-Q for the calendar quarter ended March 31, 2000 (collectively, the "Company Reports"), copies of which have been made available to the Purchaser. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, the consolidated financial statements included in the Company Reports complied as to form in all material respects with then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company and its subsidiaries as of its date and each of the consolidated statements of income and of changes in cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents in all material respects the results of operations and changes in cash flows, as the case may be, of the Company for the periods set forth therein (subject, in the case of unaudited statements, to the absence of notes and normal year-end audit adjustments), in each case in accordance with GAAP, except as may be noted therein.

         2.7 Nasdaq Listing. The Common Stock is listed on the Nasdaq SmallCap and the Company has not received any notice from The Nasdaq Stock Market, Inc. advising the Company of the initiation of any delisting proceedings with respect to the Common Stock.

         2.8 Absence of Certain Changes. Except as disclosed in the Company Reports filed prior to the date hereof, since January 1, 2000 the Company has conducted its business only in, and has not engaged in any material transaction other than in, the ordinary and usual course of its business and there has not been any material adverse change in the financial condition, business, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, since January 1, 2000.

         2.9   Absence  of   Undisclosed   Liabilities.   The  Company  and  its
Subsidiaries, taken as a whole, do not have any material liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known, whether due or to become due, and regardless of when asserted) other than: (a) the liabilities included on the latest balance sheet contained in the Company Reports (the "Latest Balance Sheet"), (b) current liabilities which have arisen in the ordinary course of business and consistent with the Company's past practice after the date of the Latest Balance Sheet (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, violation of law, claim or lawsuit), all of which have been disclosed to the Purchaser, and (c) other liabilities and obligations expressly disclosed in this Agreement or in any Transaction Document.

         2.10 Litigation. There are no civil, criminal or administrative actions, suits, claims, hearings, investigations, arbitrations, or proceedings pending or, to the knowledge of the Company, threatened against the Company preventing, or which, if determined adversely to the Company would prevent the Company from consummating the transactions contemplated by the Transaction Documents or would have a material adverse effect on the financial condition, business, prospects or results of operations of the Company or its Subsidiaries, taken as a whole.

         2.11 Brokerage. There is no claim for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by the Transaction Documents which is binding upon the Company.

         2.12 Disclosure. Neither this Article 2 nor any certificate or other item delivered to the Purchaser by or on behalf of the Company with respect to the transactions contemplated by the Transaction Documents contains any untrue statement of a material fact or omits a material fact which is necessary to make any statement contained herein or therein, in light of the circumstances in which they were made, not misleading.

                                    ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants that:


         3.1 Organization and Qualification. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York. The Purchaser has all requisite power and authority to carry on its business as presently conducted. The Purchaser is duly qualified to do business and is in good standing in every other jurisdiction where the failure to so qualify or be in good standing would materially adversely affect its business.

         3.2 Authorization; Binding Effect; No Breach. The Purchaser's execution, delivery and performance of each Transaction Document to which it is a party has been duly authorized by it. Lazar & Company I.G., Inc. is the managing member of the Purchaser (the "Managing Member") and the Purchaser hereby represents that the Managing Member is duly authorized to execute and deliver, on behalf of the Purchaser, each Transaction Document to which the Purchaser is a party. Each Transaction Document to which the Purchaser is a party constitutes a valid and binding obligation of the Purchaser which is enforceable against the Purchaser in accordance with its terms, except to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application. The execution, delivery and performance by the Purchaser of the Transaction Documents to which it is a party do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in a violation of, or (d) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Government Entity pursuant to, the charter or bylaws of the Purchaser or any agreement, instrument, or other document, or any Legal Requirement, to which the Purchaser or any of its assets is subject.

         3.3 Investment Purpose. The Purchaser is capable of evaluating the risk of its investment in the Shares and the Warrant and is able to bear the economic risk of such investment, that it is purchasing the Shares and the Warrant for its own account and that the Shares and the Warrant are being purchased by the Purchaser for investment and not with a view to any resale or distribution thereof. If the Purchaser should in the future decide to dispose of the Shares or the Warrant (which it does not now contemplate), it is understood that the Purchaser may do so only in compliance with the Securities Act and any applicable state blue sky or securities laws.

         3.4 Accredited Investor Status. The Purchaser and each of the equity owners of the Purchaser is an "accredited investor" within the meaning of Regulation D of the General Rules and Regulations promulgated under the Securities Act ("Regulation D"). Each of the equity owners of the Purchaser meets either of the following standards for determination of "accredited investor" status of Regulation D: (a) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or (b) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         3.5 Information. The Purchaser (a) has received and carefully reviewed the Company Reports, and (b) has had the opportunity to ask questions and receive answers from the Company concerning the Company Reports and the terms and conditions of the offering of the Shares and the Warrant to obtain any documents relating to the Company which are publicly available and any additional information or documents relating to the Company which the Company possesses or can acquire without unreasonable effort or expense.

                                    ARTICLE 4

                                    COVENANTS

         4.1      Confidentiality.

                  (a) Confidential Information furnished to the Purchaser prior to the Closing. The Purchaser and the Company acknowledge that Confidential Information (as defined herein) may be furnished by the Company to the Purchaser in connection with transactions contemplated by this Agreement or pursuant hereto. The term "Confidential Information" shall mean all information concerning the Company or any of its Subsidiaries or Affiliates, whether in verbal, visual, written, electronic or other form which is made available by the Company to the Purchaser or any its Representatives (as defined herein) and which the Company identifies to the Purchaser, whether verbally or in writing, as being confidential. The term "Confidential Information" shall not apply to
(i) any information which (A) the Purchaser can establish by convincing evidence was already in its rightful possession prior to the disclosure thereof to it by the Company; (B) was then generally known to the public other than as a result of a disclosure by the Purchaser or its Representative; (C) became known to the public through no fault of the Purchaser; or (D) was disclosed to the Purchaser by a third-party who, to the Purchaser's knowledge, was not bound by an obligation of confidentiality; or (ii) information disclosed pursuant to a legal, regulatory requirement or in accordance with an order of a court of competent jurisdiction, provided that in the event of any disclosure required by this clause (ii), the Purchaser will give reasonable prior written notice of such disclosure to the Company, and disclosure under this clause (ii) does not constitute the public knowledge under clause (i). The term "Representative" shall mean the Purchaser's agents and representatives, including, without limitation, officers, directors, employees, attorneys, accountants and financial advisors. The Purchaser acknowledges that it has informed and hereafter shall inform its Representatives of the terms of this Section 4.1. Any breach of this
Section 4.1 by a Representative of the Purchaser shall be deemed to be a breach thereof by the Purchaser.

                  (b) Confidential Information furnished to the Purchaser after the Closing. The Purchaser acknowledges that Confidential Information may be furnished by the Company to the Purchaser after the Closing in connection with the Purchaser's investment in the Shares, the Warrant, and the Warrant Shares. The Purchaser further acknowledges its awareness of the restrictions imposed by federal and state securities laws on persons in possession of material nonpublic information, and the Purchaser hereby agrees that while it is in possession of material nonpublic information with respect to the Company, the Purchaser shall not purchase or sell any securities of the Company or communicate such information to any third-party, in violation of any such laws.

                  (c) Use of Confidential Information. Confidential Information shall be (i) kept confidential, (ii) used solely by the Purchaser and its Representatives, (iii) used solely for the purposes specified by the Company at the time the Company furnishes the Confidential Information to the Purchaser, and (iv) treated as the sole property of the Company.

                  (d) Equitable Relief. In addition to all other remedies that may be available to the Company in connection with a breach by the Purchaser of its or its Representative's obligations under this Section 4.1, the Company shall be entitled to specific performance and injunctive and other equitable relief with respect to this Section 4.1. The Purchaser waives, and agrees to use all reasonable efforts to cause its Representatives to waive, any requirement to secure or post a bond in connection with any such relief.

         4.2 Board Representation. At, or prior to, the Closing, the Company shall enlarge the size of its Board of Directors to seven members and, of the vacancies so created, fill two vacancies with two persons selected by the Purchaser to serve until its next annual meeting of shareholders for the election of directors. The Company shall include among nominees in the slate of directors recommended by the management of the Company in the proxy statement for the next held annual meeting for the election of directors, and for as long as the Warrant is outstanding for each next held annual meeting for the election of directors, two directors selected by the Purchaser by giving written notice to the Company of such nominations, together with the written consent of such nominees to serve as directors, not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting.

         4.3 Stock Incentive Plan. The Company shall submit for approval from its shareholders in the proxy statement for the next held meeting the establishment of the Incentive Plan pursuant to which common stock and options to purchase up to 3,500,000 shares of common stock may be issued. Common Stock and options under such plan shall be available for issuance to employees, strategic partners and advisors to the Company.

         4.4 Key Employee Warrants. At, or prior to, the Closing, the Company shall issue warrants to purchase up to an aggregate of 1,350,000 shares of the Company's Common Stock to certain key employees of the Company (the "Key Employee Warrants") in substantially the form attached hereto as Exhibit E.

         4.5 Non-Competition.

                  (a) Scope of Agreement. During the period beginning on the date of this Agreement and continuing so long as the Warrant is outstanding (the "Non-Competition Period"), the Purchaser will not, directly or indirectly, either for itself or for any other Person, participate in the acquisition of any business the acquisition of which is within the Company's acquisition strategy, as agreed upon between the Purchaser and the Company from time to time; provided, the restriction set forth in this Section 4.5 shall not apply (i) to any investment by the Purchaser prior to the date of this Agreement, (ii) to any wholly passive investment by the Purchaser after the date of this Agreement, and
(iii) to any investment by the Purchaser after the date of this Agreement if the Sale is not consummated.

                  (b) Specific Performance. The parties hereto agree that the Company would suffer irreparable harm from a breach by the Purchaser of any of the covenants or agreements contained in this Section 4.5. In the event of an alleged or threatened breach by any such Persons of any of the provisions of this Section 4.5, the Company or its successors or assigns may, in addition to all other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof. The Purchaser agrees that these restrictions are reasonable.

                  (c) Reasonableness. If, at the time of enforcement of any of the provisions of Section 4.5(a) or Section 4.5(b), a court holds that the restrictions stated therein are unreasonable under the circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area.

         4.6 Securities Laws. The Company shall timely file a Notice of Sale of Securities Pursuant to Regulation D on Form D with respect to the Shares and the Warrant with the SEC as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company agrees to file a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within fifteen calendar days after the Sale is consummated.

         4.7 Legends. The Company may endorse on all certificates evidencing the Shares, the Warrants, and the Warrant Shares a legend restricting their transfer that shall read as follows: "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States. The securities represented hereby have been acquired for investment and may not be sold, transferred, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the securities under the Securities Act or an opinion, if requested, of counsel satisfactory to the Company that registration is not required under the Securities Act." Where applicable, the Company shall remove such legends so as to facilitate the transfer of such securities pursuant to an effective registration statement or, if and to the extent applicable, pursuant to Rule 144 under the Securities Act, provided (in the case of Rule 144 transfers) that the Purchaser has provided such documentation as the Company and its transfer agent shall reasonably require in connection therewith.

         4.8 Consummation of Transaction. Each of the parties hereto agrees to use its best efforts to take promptly, or cause to be taken, all actions and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

         4.9 Proxy Statement. As soon as practicable following the date of this Agreement, the Company shall prepare a proxy statement (the "Proxy Statement") which shall be utilized to solicit proxies in connection with a meeting at which the Company's shareholders will vote upon the Sale and the transactions contemplated by this Agreement. The Company will afford the Purchaser and its counsel a reasonable opportunity to comment on (a) the Proxy Statement in preliminary form prior to its being filed with the SEC, (b) any response to any comments from the staff of the SEC with respect to such Proxy Statement, and (c) any proposed revisions to the Proxy Statement in response to any comments from the staff of the SEC with respect to such Proxy Statement.

         4.10     Registration Rights.

                  (a) Registration Period. The registration rights granted to the Purchaser pursuant to this Section 4.10 shall cease as to some or all of the Shares or the Warrant Shares when (i) a registration statement with respect to the sale of such Shares or Warrant Shares shall have become effective under the Securities Act and such Shares or Warrant Shares shall have been disposed of in accordance with such registration statement, (ii) such Shares or Warrants Shares are permitted to be sold to the public under the Securities Act pursuant to Rule 144 (or any successor provision) without any limitations or restrictions, (iii) such Shares or Warrant Shares shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) such Shares or Warrant Shares shall have ceased to be outstanding (the period prior to the cessation of such rights being the "Registration Period").

                  (b) Registration by the Company. Prior to the Closing Date, the Company shall file a registration statement covering the resale of the Shares and the Warrant Shares on Form S-3 under the Securities Act (if such form is then available for use by the Company, or if such form is not then available for use by the Company, such form as is then available to the Company for such registration), and thereafter diligently pursue the effectiveness of such registration statement; provided, however, solely in the event that the SEC does not permit the Company to file such registration statement prior to the Closing Date, the Company shall file such registration statement on or before the tenth business day following the Closing Date. The registration statement shall have been declared effective by the SEC on or before the ninetieth calendar day following the Closing Date, unless the registration statement is not declared effective due to action within the control of the SEC and unrelated to action within the control of the Company or the Company's agents or representatives; provided, however, that if the registration statement shall not have been declared effective on or before such ninetieth calendar day, the Company shall thereafter use its best efforts to cause such registration statement to be declared effective as promptly as possible, until such registration statement is declared effective.

                  (c) Terms and Conditions of Registration. Except as otherwise provided herein, in connection with any registration statement filed pursuant to this Section 4.10, the following provisions shall apply:

                           (i) The  Company  will afford the  Purchaser  and its
counsel a reasonable opportunity to comment on (A) such registration statement prior to its being filed with the SEC, (B) any response to any comments from the staff of the SEC with respect to such registration statement, and (C) any proposed revisions to such registration statement in response to any comments from the staff of the SEC with respect to such registration statement.

                           (ii) All expenses in connection  with the preparation
and filing of such registration statement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, counsel for the Company, independent certified public accountants, and other Persons retained by the Company, shall be borne solely by the Company, except for any transfer taxes payable with respect to the disposition of such Shares and Warrant Shares, and any selling commissions applicable to such Shares and Warrant Shares, which shall be paid by the Purchaser.

                           (iii) The Company shall use its best efforts to cause
the Shares and Warrant Shares covered by such registration statement to be listed on the Nasdaq SmallCap (or such other market or exchange on which the Common Stock is then listed) and comply in all material respects with the Company's reporting, filing and other obligations under the bylaws and rules of the Nasdaq SmallCap (or such other market or exchange).

                           (iv)  The  Company  shall  use its  best  efforts  to
register  or  qualify  the  Shares  and  the  Warrant  Shares  covered  by  such registration statement under the securities or blue sky laws of such jurisdictions as the Purchaser reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of such Shares or Warrant Shares, provided, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.10, (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

                           (v) Following the effective date of such registration
statement, the Company shall, upon the request of the Purchaser, forthwith supply such number of prospectuses (including exhibits thereof and preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the prospectus as shall be reasonably requested by the Purchaser to permit the Purchaser to make a public distribution of the Shares and Warrant Shares.

                           (vi) The Company shall  prepare,  if  necessary,  and
file such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective, subject to applicable laws, rules and orders, during the Registration Period.

                           (vii) The Purchaser  shall cooperate with the Company
and provide the Company with all information reasonably requested by the Company for inclusion in the registration statement or as necessary to comply with the Securities Act.

                           (viii)  The   Company   shall   cooperate   with  any
underwriters selected by the Purchaser and counsel to such underwriters and shall provide reasonable and customary access to the Company's books and records (upon receipt from such underwriters of customary confidentiality agreements) in order to facilitate such underwriters' review and examination of the Company in connection with such underwriting, and shall provide customary comfort letters from its legal counsel and accountants to such underwriters.

                           (ix) The Company will indemnify the  Purchaser,  each
of its officers, directors, managers, partners, members, legal counsel, and accountants and each person controlling the Purchaser within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 4.10, and each underwriter, if any, and each person who controls within the meaning of
Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Purchaser, each of its officers, directors, managers, partners, members, legal counsel, and accountants and each person controlling the Purchaser, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Purchaser and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this clause (A) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with such registration statement are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

                           (x) The  Purchaser  will,  if any  Shares or  Warrant
Shares held by the Purchaser are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Purchaser and stated to be specifically for use therein, provided, however, that the obligations of the Purchaser hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld); and provided, further, that the liability of the Purchaser hereunder shall be limited to the net proceeds received by the Purchaser from the sale of securities covered by such registration statement. Notwithstanding the foregoing, to the extent the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with such registration statement are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

                           (xi) If the  indemnification  provided for in Section
4.10(ix) and Section 4.10(x) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that no party guilty of fraudulent misrepresentation shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

                           (xii) The Company shall notify the Purchaser,  at any
time after effectiveness when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, the Purchaser shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of the Purchaser prepare and furnish the Purchaser promptly a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances than existing.

                           (xiii)  The  Company  will  use its best  efforts  to
comply in a timely manner with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and all other public information reporting requirements of the SEC of Rule 144 promulgated by the SEC under the Securities Act from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any of the Shares or Warrant Shares. The Company will also cooperate with the Purchaser in supplying such information and documentation as may be necessary for the Purchaser to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Shares or Warrant Shares held by the Purchaser. Upon request of the Purchaser, the Company shall furnish the Purchaser with a copy of all documents filed by the Company after the date of this Agreement with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

                           (xiv) The Company will use its best efforts to comply
with the requirements of the Securities Act with respect to any registration statement filed pursuant to Section 4.10, including any undertakings pursuant to
Section 415 under the Securities Act.

                           (xv) The  Company  will use its best  efforts to keep
such registration statement continuously effective under the Securities Act during the Registration Period.

                           (xvi) In the  event  that the  Purchaser  engages  an
underwriter with respect to the sale of any Shares or Warrant Shares pursuant to such registration statement, the Company shall amend such registration statement with respect to, among other things, the plan of distribution and any related exhibits, as soon as practicable following receipt of such information from the Purchaser.

         4.11 Negative Covenants. During the period beginning on the date of this Agreement and so long as the Warrant is outstanding or, thereafter, so long as the Purchaser holds at least 25% of the then outstanding Common Stock (on a Fully Diluted Basis), the Company shall not, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, take any of the following actions:

                  (a) make or propose any change or amendment to the Company's Certificate of Incorporation or bylaws which has or would have an adverse effect on the Shares;

                  (b) incur or assume any indebtedness for a term in excess of 12 months and in excess of $2,000,000 in any single transaction or $10,000,000 in the aggregate;

                  (c) enter into any merger or consolidation with or of any other corporation, association or business entity where the Company would not be the surviving corporation or where the shareholders of the Company prior to such merger or consolidation would hold less than fifty percent of the voting power of the surviving corporation immediately after such merger or consolidation or sell or transfer all or substantially all of any material Subsidiary or all or substantially all of the Company's or any material Subsidiary's assets; or

                  (d) enter into any contract, agreement or commitment with respect to, or propose or authorize, any of the actions described in the foregoing clauses (a) through (c).

         4.12 Transactions with Related Parties. The Company shall not, without the approval of all of the disinterested members of the Company's Board of Directors, engage in any loans, leases, contracts or other transactions with any director, officer or key employee of the Company, or any member of any such person's immediately family, including the parents, spouse, children and other relatives of any such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party, as determined in good faith by such members of the Board of Directors.

         4.13     Preemptive Rights

                  (a)  Right to  Purchase.  Subject  to the  provisions  of this
Section 4.13, the Company hereby grants to the Purchaser the right (the "Preemptive Right") to purchase a pro rata share of New Securities (as defined herein) which the Company may, from time to time, propose to sell and issue. The Purchaser's "pro rata share", for purposes of this Section, shall be the ratio of the number of shares of Common Stock owned by the Purchaser immediately prior to the issuance of New Securities (assuming full exercise of all outstanding rights, options and warrants to acquire Common Stock by the Purchaser, including any Warrant Shares then exercisable by the Purchaser, and after giving effect to the proposed issuance of New Securities) to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming full exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company).

                  (b) Definition of New Securities. As used in this Agreement, the term "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable or exercisable for capital stock; provided that the term "New Securities" does not include (i) the Shares, the Warrant, or the Warrant Shares; (ii) the Key Employee Warrants; (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than 50% of the voting power of such business entity or business segment of any such entity; (iv) securities issued pursuant to the sale of all or substantially all of the Company's assets or in a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation; (v) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (vi) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors, including securities issued pursuant to the Incentive Plan; (vii) securities issued to Strategic Investors (as defined below); (viii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (ix) securities issued other than for cash and for not less than the fair market value of such securities, as determined in good faith by the Board of Directors;
(x) securities issued to a provider of services to the Company for such services, in exchange for cash in an amount equivalent to the amount the Company has paid or is to pay for such services, and for not less than the fair market value of such securities as determined in good faith by the Board of Directors; and (xi) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to clauses (i) through (x) above. As used herein, the term "Strategic Investor" means any Person (other than an entity engaged primarily in venture capital or other investment activities) that is not an Affiliate of the Company (i) to which the Company proposes to issue securities for the primary purpose of forming a relationship that the Board of Directors of the Company determines will enhance its (a) perception in its marketplace, (b) ability to attract sales, technology or future investments or (c) perceived value and (ii) who, in connection with such investor's equity investment, also enters into a licensing, distribution, marketing, development or services agreement or the like with the Company.

                  (c) Procedures. In the event the Company proposes to undertake an issuance of New Securities, it shall give the Purchaser written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. The Purchaser shall have 10 business days after any such notice is effective to agree to purchase up to the Purchaser's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event the Purchaser fails to exercise the Preemptive Right within said 10 business day period, the Company shall have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 120 days from the date of said agreement) to sell the New Securities respecting which the Preemptive Right set forth in this
Section 4.13 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Purchaser pursuant to this Section 4.13. In the event the Company has not entered into an agreement to sell the New Securities and sold the New Securities within the time periods set forth above, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Purchaser in the manner provided in this Section 4.13.

                  (d) Termination of Preemptive Right. The Preemptive Right granted under this Section 4.13 shall expire at such time as the Warrant has expired, or, thereafter, at such time as the Purchaser no longer holds at least 25% of the then outstanding Common Stock (on a Fully Diluted Basis).

                                    ARTICLE 5

                                   CONDITIONS

         5.1 Conditions to Each Party's Obligations to Effect the Sale. The respective obligations of each party to effect the Sale shall be subject to the Company obtaining Shareholder Approval.

         5.2 Conditions to Obligations of the Purchaser to Effect the Sale. The obligations of the Purchaser to effect the Sale shall be subject to the fulfillment or waiver at or prior to the Closing of the additional following conditions:

                  (a) Each representation and warranty of the Company set forth in Article 2 shall be true and correct in all material respects as of the Closing.

                  (b) The Company shall have performed in all material respects each covenant or other obligation required to be performed by it pursuant to the Transaction Documents prior to the Closing.

                  (c) The consummation of the transactions contemplated by the Transaction Documents shall not be prohibited by any Legal Requirement or subject the Purchaser to any penalty or liability arising under any Legal Requirement or imposed by any Government Entity.

                  (d) No action, suit or proceeding shall be pending or threatened before any Government Entity the result of which could prevent or prohibit the consummation of any transaction pursuant to the Transaction Documents, cause any such transaction to be rescinded following such consummation or adversely affect the Company's performance of its obligations pursuant to the Transaction Documents, and no judgment, order, decree, stipulation, injunction or charge having any such effect shall exist.

                  (e) All filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Government Entity or any other Person that are required for the Company to effect the Sale or any other transaction contemplated by the Transaction Documents shall have been duly made or obtained and the Company shall have delivered copies thereof to the Purchaser.

                  (f) The Company shall have delivered to the Purchaser a certificate dated the Closing Date, signed by the President of the Company stating that the conditions set forth in Section 5.2 (a) through (e) have been satisfied.

                  (g) The Company shall have delivered to the Purchaser a copy of the resolutions duly adopted by the Company's board of directors authorizing the Company's execution, delivery and performance of the Transaction Documents to which the Company is a party, the Sale, and all other transactions contemplated by the Transaction Documents, as in effect as of the Closing, certified by an officer of the Company.

                  (h) The Company shall have delivered to the Purchaser a certificate (dated not less than five business days prior to the Closing) of the Treasurer of the State of New Jersey as to the good standing of the Company in New Jersey.

                  (i) The Company shall have delivered to the Purchaser (i) a certificate representing the Shares, and (ii) the Warrant.

                  (j) The Shares and the Warrant Shares shall have been listed, or approved for listing subject to issuance, on the Nasdaq SmallCap (or such other market or exchange on which the Common Stock is then listed).

                  (k) The Purchaser shall have received an opinion of counsel for the Company as to the valid existence of the Company, the Company's corporate power and authority to enter into the Transaction Documents, the due execution of the Transaction Documents, the enforceability of the Transaction Documents in accordance with their respective terms (as may be limited by bankruptcy), and the valid issuance of the Shares and the Warrant, in form and substance reasonably satisfactory to the Purchaser.

                  (l) The Company shall have filed a registration statement pursuant to Section 4.10(b), or shall have delivered written notice to the Purchaser that the SEC prohibited the Company from filing such registration statement prior to the Closing Date.

         5.3 Conditions to Obligations of the Company to Effect the Sale. The obligations of the Company to effect the Sale shall be subject to the fulfillment or waiver at or prior to the Closing of the additional following conditions:

                  (a)  Each   representation   and  warranty  by  the  Purchaser
(including  those  relating  to equity  holders of the  Purchaser)  set forth in
Article 3 shall be true and correct in all material respects as of the Closing.

                  (b) The Purchaser shall have performed in all material respects each covenant or other obligation required to be performed by it pursuant to the Transaction Documents prior to the Closing.

                  (c) The consummation of the transactions contemplated by the Transaction Documents shall not be prohibited by any Legal Requirement or subject the Company or any of its assets to any penalty or liability arising under any Legal Requirement or imposed by any Government Entity.

                  (d) No action, suit or proceeding shall be pending or threatened before any Government Entity the result of which could prevent or prohibit the consummation of any transaction pursuant to the Transaction Documents, cause any such transaction to be rescinded following such consummation or adversely affect the Company's performance of its obligations pursuant to the Transaction Documents, and no judgment, order, decree, stipulation, injunction or charge having any such effect shall exist.

                  (e) All filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Government Entity or any other Person that are required for the Purchaser to effect the Sale or any other transaction contemplated by the Transaction Documents shall have been duly made or obtained and the Purchaser shall have delivered copies thereof to the Company.

                  (f) The Purchaser shall have delivered to the Company a certificate, dated the Closing Date, signed by the Managing Member of the Purchaser stating that the conditions set forth in Sections 5.3(a) through (e) have been satisfied.

                  (g) The Purchaser  shall have  delivered to the Company a copy of  the  resolutions  duly  adopted  by the  Managing  Member  of the  Purchaser authorizing the Purchaser's execution, delivery and performance of the Transaction Documents to which the Purchaser is a party, the Sale, and all other transactions contemplated by the Transaction Documents, as in effect as of the Closing, certified by an officer of the Purchaser.

                  (h) The Purchaser shall have delivered to the Company a certificate (dated not less than five business days prior to the Closing) of the Secretary of State of the State of New York as to the good standing of the Purchaser in New York.

                  (i) The Purchaser shall have delivered to the Company the Note and the Pledge Agreement.

                  (j) The Company shall have issued and delivered the Key Employee Warrants.

                  (k) The Company shall have received an opinion of counsel for the Purchaser as to the valid existence of the Purchaser, the Purchaser's power and authority to enter into the Transaction Documents, the due execution of the Transaction Documents, and the enforceability of the Transaction Documents in accordance with their respective terms (as may be limited by bankruptcy), in form and substance reasonably satisfactory to the Company.


                                    ARTICLE 6

                          SURVIVAL AND INDEMNIFICATION

         6.1  Survival of Representations, Warranties and Covenants.

                  (a)  Survival  Term.  All   representations,   warranties  and
covenants contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (regardless of any investigation made by any party or on its behalf) and will continue in full force and effect for:

                           (i) perpetuity,  in the case of the  representations,
warranties and covenants in Sections 2.3, 2.4 and 3.2;

                           (ii) for a period of two years  following the Closing
Date for all other representations and warranties set forth in Articles 2 and 3; and

                           (iii) in the case of the covenant in Section 4.1, for
a period of two years (A) following termination of negotiations in connection with the Sale in the event the Sale is not consummated, or (B) following the Closing Date in the event the Sale is consummated.

                           (iv) for the term set forth therein, or if no term is
set forth therein for a period of two years following the Closing Date, in the case of all other covenants set forth in Article 4.

                  (b) Special Rule for Fraud.  Notwithstanding  anything in this
Section 6.1 to the contrary, in the event of a breach by any party of a representation or warranty which breach is intentional, or constitutes fraud, the representation or warranty that has been breached will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (regardless of any investigation made by any party or on its behalf) and will continue in full force and effect for six years following the Closing Date or the discovery of such fraud, whichever is later.

                  (c) No Waiver. Neither a party's participation in the consummation of any transaction pursuant to any Transaction Document nor any waiver of any condition to such participation (including any condition that a representation or warranty of any other party be true and correct) will constitute a waiver by such participating party of any representation or warranty of any party or otherwise affect the survival of any such representation or warranty.

         6.2      Indemnification Obligations of the Purchaser.

                  (a) Specific Indemnifiable Losses. The Purchaser will indemnify the Company and its Affiliates, shareholders, officers, directors, employees, agents, representatives and permitted successors and assigns (collectively, the "Company Indemnitees") in respect of, and save and hold each Company Indemnitee harmless against and pay on behalf of or reimburse each Company Indemnitee as and when incurred, any Loss which any Purchaser Indemnitee suffers, sustains or becomes subject to as a result of, in connection with, relating or incidental to or by virtue of, without duplication:

                           (i)  subject to the  survival  provisions  of Section
6.1, any misrepresentation or breach of any representation or warranty (other than intentional misrepresentations or breaches of representations and warranties arising out of fraud) by the Purchaser set forth in this Agreement or any certificate or other instrument or document furnished to the Company by the Purchaser pursuant to any Transaction Document;

                           (ii) any intentional  misrepresentation  or breach of
any representation or warranty arising out of fraud by the Purchaser set forth in this Agreement or any certificate or other instrument or document furnished to the Company by the Purchaser pursuant to any Transaction Document; or

                           (iii) any nonfulfillment or breach of any covenant or
agreement of the Purchaser set forth in any Transaction Document.

                  (b) Limitation of Liability. In no event, except with respect to any claim described in Sections 6.2(a)(ii) and 6.1(b) of this Agreement, shall any indemnification be made under Section 6.2 until the aggregate amount of Losses with respect to an indemnity obligation of the Purchaser exceeds $10,000, then indemnification for such obligation shall be made to the full extent of Losses (including the initial $10,000).

         6.3      Indemnification Obligations of the Company.

                  (a) Specific Indemnifiable Losses. The Company will indemnify the Purchaser and its Affiliates, members, officers, directors, employees, agents, representatives and permitted successors and assigns (collectively, the "Purchaser Indemnitees") in respect of, and save and hold each Purchaser
Indemnitee harmless against and pay on behalf of or reimburse each Purchaser Indemnitee as and when incurred, any Loss which any Purchaser Indemnitee suffers, sustains or becomes subject to as a result of, in connection with, relating to or by virtue of, without duplication:

                           (i)  subject to the  survival  provisions  of Section
6.1, any misrepresentation or breach of any representation or warranty (other than intentional misrepresentations or breaches of representations and warranties arising out of fraud) by the Company set forth in this Agreement or any certificate or other instrument or document furnished to the Purchaser by the Company pursuant to any Transaction Document;

                           (ii) any intentional  misrepresentation  or breach of
any representation or warranty arising out of fraud by the Company set forth in this Agreement or any certificate furnished to the Purchaser by the Company pursuant to any Transaction Document; or

                           (iii) any nonfulfillment or breach of any covenant or
agreement of the Company set forth in any Transaction Document.

                  (b) Limitation of Liability. In no event, except with respect to any claim described in Sections 6.3(a)(ii) and 6.1(b) of this Agreement, shall any indemnification be made under Section 6.2 until the aggregate amount of Losses with respect to an indemnity obligation of the Company exceeds $10,000, then indemnification for such obligation shall be made to the full extent of Losses in excess of $10,000.

         6.4      Indemnification Procedures.

                  (a) Notice of Claim. Any Person making a claim for indemnification pursuant to Section 6.2 or Section 6.3 (an "Indemnified Party") must give the party from whom indemnification is sought (an "Indemnifying Party") written notice of such claim (an "Indemnification Claim Notice") promptly after the Indemnified Party receives any written notice of any action, lawsuit, proceeding, investigation or other claim (a "Proceeding") against or involving the Indemnified Party by a Government Entity or other third-party or otherwise discovers the liability, obligation or facts giving rise to such claim for indemnification; provided, that the failure to notify or delay in notifying an Indemnifying Party will not relieve the Indemnifying Party of its obligations pursuant to Section 6.2 or Section 6.3, as applicable, except to the extent that such failure actually harms the Indemnifying Party. Such notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).

                  (b) Control of Defense; Conditions. With respect to the defense of any Proceeding against or involving an Indemnified Party in which a Government Entity or other third-party in question seeks only the recovery of a sum of money for which indemnification is provided in Section 6.2 or Section 6.3, at its option an Indemnifying Party may appoint as lead counsel of such defense any legal counsel selected by the Indemnifying Party; provided, that before the Indemnifying Party assumes control of such defense it must first:

                           (i)  enter  into an  agreement  with the  Indemnified
Party (in form and substance satisfactory to the Indemnified Party) pursuant to which the Indemnifying Party agrees to be fully responsible (with no reservation of any rights other than the right to be subrogated to the rights of the
Indemnified Party) for all Losses relating to such Proceeding and unconditionally guarantees the payment and performance of any liability or obligation which may arise with respect to such Proceeding or the facts giving rise to such claim for indemnification; and

                           (ii) furnish the Indemnified Party with evidence that
the Indemnifying Party, in the Indemnified Party's sole judgment, is and will be able to satisfy any such liability.

                  (c)  Control  of  Defense;  Related  Matters.  Notwithstanding
Section 6.4(b):

                           (i)  the  Indemnified   Party  will  be  entitled  to
participate in the defense of such claim and to employ counsel of its choice for such purpose at its own expense; provided, that the Indemnifying Party will bear the reasonable fees and expenses of such separate counsel incurred prior to the date upon which the Indemnifying Party effectively assumes control of such defense;

                           (ii) the  Indemnifying  Party will not be entitled to
assume control of the defense of such claim, and will pay the reasonable fees and expenses of legal counsel retained by the Indemnified Party, if

                                    (A)   the   Indemnified   Party   reasonably
believes that an adverse determination of such Proceeding could be materially detrimental to or injure the Indemnified Party's reputation or future business prospects, or

                                    (B) a court of competent  jurisdiction rules
that the Indemnifying Party has failed or is failing to prosecute or defend vigorously such claim; and

                           (iii) the  Indemnifying  Party must  obtain the prior
written consent of the Indemnified Party (which the Indemnified Party will not unreasonably withhold) prior to entering into any settlement of such claim or Proceeding or ceasing to defend such claim or Proceeding.

                                    ARTICLE 7

                                   TERMINATION

         7.1 Events of Termination. This Agreement may be terminated at any time prior to the Closing, whether before or after the Company obtains Shareholder
Approval:

                  (a) By mutual consent of the Company and the Managing Member of the Purchaser;

                  (b) By either the Company or the Purchaser (provided the terminating party is not otherwise in material breach of its obligations under this Agreement and the terminating party has not otherwise taken action to prevent the Closing) if the Sale shall not have been consummated on or before September 30, 2000 (the "Termination Date"); provided, however, the Termination Date may be extended until November 30, 2000 by the Company in its sole discretion if the Sale shall not been consummated on or before the Termination Date because of (i) delays resulting from comments from the staff of the SEC with respect to the Proxy Statement, or (ii) the Company has scheduled, but has not yet concluded, the meeting at which the Company intends to solicit Shareholder Approval.

                  (c) By either the Company or the Purchaser if the Company does not obtain Shareholder Approval; and

                  (d) By the Company or the Purchaser in the event of (i) a breach by the other party of any representation or warranty contained herein, which breach has not been cured within 30 days after the giving of written notice to the breaching party of such breach and which breach, individually or in the aggregate when combined with other such breaches, would cause the conditions set forth in Section 5.2 or Section 5.3, as the case may be, not to be met if the date of the action described above were the date of the Closing or
(ii) a material breach by the other party of any of the covenants or agreements contained herein, which breach has not been cured within 30 days after the giving of written notice to the breaching party of such breach.

         7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement, except for the provisions of
Section 4.1, shall become void and have no effect, without any liability on the part of any party or its directors, officers or shareholders. Notwithstanding the foregoing, nothing in this Section 7.2 shall relieve any party to this Agreement of liability for a material breach of any provision of this Agreement and provided, further, however, that if it shall be judicially determined that termination of this Agreement was caused by an intentional breach of this Agreement, then, in addition to other remedies at law or equity for breach of this Agreement, the party so found to have intentionally breached this Agreement shall indemnify and hold harmless the other party for its out-of-pocket costs, fees and expenses of its counsel, accountants, financial advisors and other experts and advisors (as well as fees and expenses) incident to negotiation, preparation and execution of this Agreement and related documentation and shareholders' meetings and consents.

                                    ARTICLE 8

                                  MISCELLANEOUS

         8.1 Rights and Remedies. No course of dealing between the parties or failure or delay in exercising any right, remedy, power or privilege (each, a "right") pursuant to this Agreement will operate as a waiver of any rights of any party, nor will any single or partial exercise of any right under this Agreement preclude any other or further exercise of such right or the exercise of any other right. Except as expressly set forth herein, the rights provided pursuant to this Agreement are cumulative and not exhaustive of any other rights which may be provided by law.

         8.2 Waivers, Amendments to be in Writing. No waiver, amendment, modification or supplement of this Agreement will be binding upon a party unless such waiver, amendment, modification or supplement is set forth in writing and is executed by such party.

         8.3 Successors and Assigns. Except as otherwise expressly provided in this Agreement, all covenants and agreements set forth in this Agreement by or on behalf of the Purchaser and the Company will bind and inure to the benefit of the respective successors and assigns of the Purchaser and the Company, whether so expressed or not. Prior to the Closing, this Agreement and any of the rights, interests or obligations hereunder may not be assigned by the Purchaser.
Following the Closing, this Agreement, and any of the rights, interests or obligations hereunder (except for the Shares, the Warrant or the Warrant Shares, which may be assigned except as otherwise provided therein or elsewhere in the Transaction Documents) may not be assigned by the Purchaser except to (i) an individual who was a direct or indirect equity holder of the Purchaser on the date of this Agreement, (ii) Shlomo Lazar, a member of his immediate family or a trust for the benefit of same, or any entity controlled by any of the foregoing, or (iii) to any third-party with the prior written consent of the Company, which consent shall not be unreasonably withheld; so long as prior to any such assignment the Company receives (A) notice of and a description of the particular rights, interest or obligations being assigned, and (B) a written agreement by the assignee whereby such assignee agrees to be bound by this provision.

         8.4 Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Agreement, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         8.5 Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Agreement, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

         8.6  Notices.

                  (a) All demands, notices, communications and reports ("notices") provided for in this Agreement will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other Person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 8.6.

             If to the Purchaser:
             --------------------

             Lazar & Company I.G., LLC
             One Penn Plaza, 36th Floor
             New York, New York 10119
             Attention:  President

             with a copy, which will not constitute notice to the Purchaser, to:
             -------------------------------------------------------------------

             Akin, Gump, Strauss, Hauer & Feld, L.L.P.
             590 Madison Avenue
             New York, New York  10022
             Facsimile Number:  (212) 872-1002
             Attention:  Steven H. Scheinman

             If to the Company:
             ------------------

             Continental Choice Care, Inc.
             44 Aspen Drive
             Livingston, New Jersey  07039
             Attention:  President

             with a copy, which will not constitute notice to the Company, to:
             -----------------------------------------------------------------

             Pitney, Hardin, Kipp & Szuch LLP
             200 Campus Drive
             P.O. Box 1945
             Morristown, New Jersey  07962-1945
             Attention:  Joseph Lunin
             Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier service delivery charges pre-paid, as the case may be.

         8.7 Severability of Provisions. If any provision of this Agreement is held to be invalid for any reason whatsoever, then such provision will be deemed severable from the remaining provisions of this Agreement and will in no way affect the validity or enforceability of any other provision of this Agreement.

         8.8 Counterparts. The parties may execute this Agreement in separate counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute one and the same instrument.

         8.9  No  Third-Party  Beneficiaries.   Except  as  otherwise  expressly
provided in this Agreement, no Person which is not a party will have any right or obligation pursuant to this Agreement.

         8.10 Headings. The headings used in this Agreement are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Agreement.

         8.11 Merger and Integration. Except as otherwise provided in this Agreement, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, whether written or oral, are superseded by this Agreement.

         8.12 Transaction Expenses. The Purchaser and the Company, whether or not the Sale is consummated, shall bear their own legal and other fees and expenses with respect to the Sale.

         8.13 Further Assurances. From and after the Closing, the Purchaser and the Company will, and will cause their respective Affiliates to, execute all documents and take any other action which they are reasonably requested to execute or take to further effectuate the transactions contemplated by the Transaction Documents.

         8.14 Announcements. The Company and the Purchaser shall have the right to review any press release or other public statement with respect to the transactions contemplated by this Agreement for a reasonable period of time before issuance thereof; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or other public statement with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release or other public statement prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

         8.15 SEC. The Purchaser acknowledges that following the Closing Date the Purchaser and its Affiliates will have obligations to file certain reports pursuant to Section 13 and Section 16 of the Exchange Act with the SEC.

         8.16  Cooperation  on  SEC  Filings.  The  Company  and  the  Purchaser
acknowledge that the Company may now or in the future be required to include information concerning the Purchaser in SEC reports or other filings. The
Purchaser shall provide the Company with any information, certificates, documents or other materials about the Purchaser that are reasonably necessary to be included in such SEC reports or other filings.

                                    ARTICLE 9

                                   DEFINITIONS

         9.1 Definitions. For purposes hereof, the following terms, when used herein with initial capital letters, shall have the respective meanings set forth herein:

                  "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such first Person.

                  "Agreement" means this Purchase Agreement (including Exhibits and Schedules) as it may be amended from time to time in accordance with its terms.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fully Diluted Basis" means (i) assuming the conversion or exercise of outstanding securities that are convertible into or exchangeable for shares of Common Stock (whether such outstanding securities are "in the money" or not), (ii) not assuming the exercise of options to be issued under any plan, and (iii) not taking into account authorized, but unissued, shares of capital stock.

                  "GAAP" means, at a given time, United States generally accepted accounting principles, consistently applied.

                  "Government Entity" means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

                  "Legal Requirement" means any requirement arising under any action, law, treaty, rule or regulation, determination or direction of an arbitrator or Government Entity.

                  "Lien"  means  any  mortgage,   pledge,   security   interest,
encumbrance, easement, restriction on use, restriction on transfer, charge, or other lien.

                  "Loss" means, with respect to any Person, any diminution in value, consequential or other damage, liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or other loss or expense, whether or not arising out of a third-party claim, including all interest, penalties, reasonable attorneys' fees and expenses and all amounts paid or incurred in connection with any action, demand, proceeding, investigation or claim by any third-party (including any Government Entity) against or affecting such Person or which, if determined adversely to such Person, would give rise to, evidence the existence of, or relate to, any other Loss and the investigation, defense or settlement of any of the foregoing, together with interest thereon from the date on which such Person provides the written notice of the related claim as described in Section 6.4 through and including the date on which the total amount of the claim, including such interest, is recovered or recouped pursuant to Article 6.

                  "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shareholder Approval" means approval and adoption of the Sale and the issuance of the Key Employee Warrants by the requisite vote of the holders of the Company's Common Stock.

                  "Subsidiary" of any Person means any corporation, partnership, association or other business entity which such Person, directly or indirectly, controls or in which such Person has a majority ownership interest. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such entity or is or controls the managing director or general partner of such entity.

                  "Transaction Documents" means this Agreement, and all other agreements, instruments, certificates and other documents to be entered into or delivered by any party hereto in connection with the Sale.

         9.2 Other Definitional Provisions.

                  (a) "Hereof," etc. The terms "hereof," "herein" and "hereunder" and terms of similar import are references to this Agreement as a whole (including Exhibits and Schedules) and not to any particular provision of this Agreement. Section and clause references contained in this Agreement are references to Sections and clauses in this Agreement, unless otherwise specified.

                  (b) "Including." The term "including" means including, without limitation.

                  (c) Successor Laws. Any reference to any particular law or regulation will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

                  IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date first written above.


                                    LAZAR & COMPANY I.G., LLC

                                    By:      LAZAR & COMPANY I.G., INC.
                                             Managing Member

                                                      SHLOMO LAZAR
                                             By:      __________________________
                                                      Shlomo Lazar
                                                      Chief Executive Officer


                                    CONTINENTAL CHOICE CARE, INC.


                                             STEVEN L. TRENK
                                    By:      _______________________________
                                             Steven L. Trenk
                                             President

                                  Schedule 2.2


1. Techtron,  Inc. holds approximately 47% of the Company's Common Stock. Steven
L. Trenk, Alvin S. Trenk and Martin G. Jacobs, M.D., officers, directors and principal shareholders of Techtron, Inc., have voted in unanimity in the past with respect to the voting of Techtron, Inc. of its shares of the Company's Common Stock, although not bound by any agreement to do so.

2. The Company granted registration rights to Ryan, Beck & Co. and Josephthal & Co. Inc. Ryan, Beck & Co. and Josephthal & Co. Inc. have demanded registration pursuant to such rights and the Company is in the process of registering securities pursuant thereto.

                                                                      APPENDIX C


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION, IF REQUESTED, OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                           Dated: [Closing Date], 2000

                 to Purchase 6,800,000 Shares of Common Stock of

                          CONTINENTAL CHOICE CARE, INC.


         CONTINENTAL CHOICE CARE, INC., a New Jersey corporation (the "Company"), hereby certifies that LAZAR & COMPANY I.G., LLC and its Permitted Assigns (as defined herein) (collectively, the "Holder"), for value received, is entitled to purchase from the Company at any time commencing on the date hereof and terminating on the Expiration Date (as defined herein) up to 6,800,000 shares (each a "Share" and collectively the "Shares") of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price of $3.00 per Share (the "Exercise Price"). The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in
Section 5 hereof.

         1.       Exercise of Warrants.

                  (a) Portions. The rights to purchase the Shares shall vest in five portions (each a "Portion"), the "First Portion" being 850,000 Shares; the "Second Portion" being 850,000 Shares; the "Third Portion" being 1,700,000 Shares; the "Fourth Portion" being 1,700,000 Shares; and the "Fifth Portion" being 1,700,000 Shares.

                  (b)      Targets.

                           (i) The First Portion shall be exercisable upon the Market Capitalization (as defined herein) being equal to or greater than $63,750,000 (the "First Target");

                           (ii) The Second Portion shall be exercisable upon the Market Capitalization being equal to or greater than $143,750,000 (the "Second Target");

                           (iii) The Third Portion shall be exercisable upon the Market Capitalization being equal to or greater than $243,750,000 (the "Third Target");

                           (iv) The Fourth Portion shall be exercisable upon the Market Capitalization being equal to or greater than $343,750,000 (the "Fourth Target");

                          (v) The Fifth Portion shall be exercisable upon the Market Capitalization being equal to or greater than $443,750,000 (the "Fifth Target"); the First Target, Second Target, Third Target, Fourth Target and Fifth Target, each a "Target").


                  (c) Market Capitalization. "Market Capitalization" shall mean the lowest Daily Market Value for a Trading Day (as such terms are defined herein) during any period of twenty consecutive Trading Days. "Daily Market Value" shall be computed by multiplying (i) the number of shares of the Company's then outstanding Common Stock, plus the number of then unexercised Warrant Shares, plus the number of shares then reserved for issuance pursuant to the Company's Incentive Plan, plus the number of shares then reserved for issuance pursuant to the Key Employee Warrants (as such undefined terms are defined in the Purchase Agreement by and between the Company and the Holder dated June 7, 2000), by (ii) (A) if the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the price at which the Common Stock was last sold on such Trading Day in the principal securities exchange or other securities market on which the Common Stock is being traded (or the equivalent in an over-the-counter market), or if no sale occurred on such Trading Day, the average of the last bid and asked prices of such Common Stock, in the principal securities exchange or other securities market on which the Common Stock is being traded (or the equivalent in an over-the-counter market), or (B) if the Common Stock is not registered under the Exchange Act, the value of the Common Stock as determined by an independent financial expert mutually agreed upon by the Company and the Holder and, in the event the Company and the Holder fail to so mutually agree within 30 days after the Holder requests that a determination of Market Capitalization hereunder be made, the parties shall submit the selection of the independent financial expert to the American Arbitration Association for arbitration in New Jersey.

                  (d) Procedure. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate"), or Lost Certificate Affidavit (as defined herein), accompanied by a completed Election to Purchase in the form attached hereto as Exhibit A (the "Election to Purchase") duly executed, to the Company in accordance with Section 10, together with a check payable to the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company or the Company's Transfer Agent, as the case may be, shall, within two business days of receipt of the foregoing, deliver to the Holder hereof, certificates of fully paid and non-assessable Common Stock which in the aggregate represent the number of Shares being purchased; provided, however, that the Holder may elect to utilize the cashless exercise provisions set forth in Section 1(e) in lieu of tendering all or part of the Exercise Price in cash. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. All or less than all of the Warrants represented by this Warrant Certificate or that may be exercised with respect to a specific Target may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will at the Company's expense deliver to the Holder a new Warrant Certificate or Certificates (in such denominations as may be requested by the Holder) of like tenor and dated the date hereof entitling the Holder to purchase the number of Shares represented by this Warrant Certificate which have not been exercised and to receive all other rights with respect to the Shares which the Holder has on the date hereof.

                  (e) Cashless Exercise. Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, in lieu of tendering all or part of the Exercise Price in cash the Holder may:

                           (i) elect to pay all or part of the Exercise Price by
delivery of shares of Common Stock held by the Holder for at least six months, in which case (A) the number of shares of Common Stock to be delivered shall be determined by dividing the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of shares of Common Stock, by the Market Value (as defined herein) of one share of Common Stock, (B) such shares of Common Stock so delivered shall be free and clear of all liens and encumbrances, and (C) certificates for such shares of Common Stock shall be delivered to the Company duly endorsed in blank for transfer; and/or

                           (ii) elect to pay all or part of the  Exercise  Price
by delivery of a promissory note to the Company in the principal amount of the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of a promissory note; provided, the Company may not accept any such promissory note as payment if the Board of Directors of the Company determines in good faith that receipt of any such promissory note as payment would, as a result of the application thereto of generally accepted accounting principles, have a material adverse effect on the Company. Each promissory note delivered to the Company pursuant to this Section (1)(e) shall be a three-year, full-recourse note, and shall bear interest at a rate of 7% (compounded annually, computed on the basis of a year of 360 days counting the actual number of days elapsed).

As used in this Section (1)(e), "Market Value" refers to the Current Market Value of the Common Stock on the day before the Election to Purchase and this Warrant Certificate are duly surrendered to the Company for a full or partial exercise hereof.

         2. Expiration. This Warrant shall expire on [day prior to Closing Date], 2003, provided, at the election of the Holder and upon payment by the Holder to the Company of $1,000,000 on or before such date, the expiration date shall be extended until [day prior to Closing Date], 2004; and if so extended, at the election of the Holder and upon payment by the Holder to the Company of an additional $1,000,000 on or before such extended date, the extended date shall be further extended until [day prior to the Closing Date], 2005 (such date or such extended dates being the "Expiration Date").

         3.       Exchange, Transfer and Replacement.

                  (a) Exchange. At any time prior to the exercise hereof, this Warrant Certificate may be exchanged upon presentation and surrender to the Company, alone or with other Warrant Certificates of like tenor of different denominations registered in the name of the same Holder, for another Warrant Certificate or Certificates of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the Warrant Certificate or Certificates surrendered.

                  (b) Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement of the Holder reasonably satisfactory in form and amount to the Company (collectively, a "Lost Certificate Affidavit"), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant Certificate of like tenor.

                  (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant Certificate in connection with any transfer, exchange or replacement as provided in this Section 3, this Warrant Certificate shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of the Warrant Certificates pursuant to this Section 3.

                  (d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant Certificate or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant Certificate (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant Certificate has been issued, as well as the name and address of each Permitted Assign and each prior Holder of this Warrant Certificate.

         4. Rights and Obligations of Holders of this Warrant Certificate. The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that upon exercise of some or all of the Warrants, such Holder shall, for all purposes, be deemed to have become the Holder of record of such Common Stock on the date on which this Warrant Certificate, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such share certificate.

         5.  Adjustments.

                  (a) Stock Dividends, Reclassifications, Recapitalizations, etc. In the event the Company: (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares, or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (A) the Exercise Price on the record date of such dividend or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (B) the number of shares of Common Stock for which this Warrant Certificate may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

                  (b) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the securities receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (c) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (d) Adjustments for Certain Further Issuances of Stock. If while this Warrant, or any portion hereof, remains outstanding and unexpired the Company shall issue any shares of Common Stock or any securities convertible, exchangeable or exercisable for shares of Common Stock (other than shares of Common Stock or securities exercisable for shares of Common Stock issuable upon exercise of this Warrant or the Key Employee Warrants, or pursuant to the Incentive Plan), then the Exercise Price applicable to any subsequent exercise of this Warrant shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately before such issuance and the denominator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately after such issuance, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

                  (f) Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrant Certificates is adjusted, as herein provided, the Company shall deliver to the Holders of the Warrant Certificates in accordance with Section 10 a certificate of the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of Warrant Certificates after giving effect to such adjustment.

                  (g) Current Market Value. "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is being traded (each, a "Trading Day") during the period commencing eleven Trading Days before such date and ending on the date one day prior to such date; provided, however that if the closing bid price is not determinable for at least five Trading Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act, or (ii) if the security is not registered under the Exchange Act, (A) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (B) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an independent financial expert mutually agreed upon by the Company and the Holder and, in the event the Company and the Holder fail to so mutually agree within 30 days after the date of the requirement to determine the Current Market Value hereunder, the parties shall submit the selection of the independent financial expert to the American Arbitration Association for arbitration in New Jersey.

         6. Notices of Certain Events. In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or
(iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be delivered or given in the manner provided herein to the Holder of this Warrant a notice specifying, as the case may be, (A) the date of which a record is to be taken for the purpose of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered or given at least 15 days prior to the date therein specified.

         7. Issuance of Certificates. Within two business days of receipt of a duly completed Election to Purchase, together with this Warrant Certificate and payment of the Exercise Price, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price. In the event the shares of Common Stock underlying this Warrant Certificate are not registered under the Securities Act for resale under a then effective registration statement, all such certificates shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant Certificate. Where applicable, the Company shall remove such legends so as to facilitate the transfer of such securities pursuant to an effective registration statement or, if and to the extent applicable, pursuant to Rule 144 under the Securities Act, provided (in the case of Rule 144 transfers) that the Holder has provided such documentation as the Company and its transfer agent shall reasonably require in connection therewith. In the event that unlegended certificates have been delivered to the Holder, and a previously effective registration statement with respect to the underlying securities is no longer effective and the underlying securities are not otherwise freely transferable, the Holder shall return such certificates to the Company in exchange for legended certificates of like tenor within 10 days following the written request therefor by the Company.

         8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon any exercise of this Warrant.

         9. Disposition of Warrants or Shares. The Holder of this Warrant Certificate, and each holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Any transferee shall acquire the Warrants subject to all of the relevant terms and conditions contained in this Warrant Certificate.

         10. Notices.

                  (a) All demands, notices, and communications ("notices") provided for in this Warrant Certificate will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other Person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 10.

               If to the Holder:
               -----------------

               Lazar & Company, LLC
               One Penn Plaza, 36th Floor
               New York, New York 10119
               Attention:  President

               with a copy, which will not constitute notice to the Holder, to:
               ----------------------------------------------------------------

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               590 Madison Avenue
               New York, New York  10022
               Attention:  Steven H. Scheinman
               Facsimile Number:  (212) 872-1002

               If to the Company:
               ------------------

               Continental Choice Care, Inc.
               44 Aspen Drive
               Livingston, New Jersey  07039
               Attention:  President

               with a copy, which will not constitute notice to the Company, to:
               -----------------------------------------------------------------

               Pitney, Hardin, Kipp & Szuch LLP
               200 Campus Drive
               P.O. Box 1945
               Morristown, New Jersey  07962-1945
               Attention:  Joseph Lunin
               Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier service delivery charges pre-paid, as the case may be.

         11. Governing Law. This Warrant Certificate will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Warrant Certificate, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         12. Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Warrant Certificate, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Warrant Certificate or the subject matter hereof may not be enforced in or by such court, and agrees not to seek, any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

         13. Successors and Assigns. This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and Permitted Assigns.

         14. Severability. If any provision of this Warrant Certificate is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Certificate, and the balance hereof shall be interpreted as if such provision were so excluded.

         15. Modification and Waiver. This Warrant Certificate and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

         16. Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant Certificate were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant Certificate and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         17. Assignment. This Warrant Certificate may not be transferred or assigned, in whole or in part, at any time, except to (i) an individual who, on June 7, 2000 was a direct or indirect equity holder of the Holder, (ii) Shlomo Lazar, a member of his immediate family or a trust for the benefit of same, or any entity controlled by any of the foregoing, or (iii) to any third-party with the prior written consent of the Company, which consent shall not be unreasonably withheld; so long as such individual or entity acquires the Warrant subject to this provision ("Permitted Assign"). Assignment to a Permitted Assign can be effected by the Holder's submission of this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant Certificate and, upon the Company's receipt hereof, and in any event, within three business days thereafter, the Company shall issue a Warrant Certificate to the Holder to evidence that portion of this Warrant Certificate, if any as shall not have been so transferred or assigned.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

                                           CONTINENTAL CHOICE CARE, INC.



Date:                                      By:
     ----------------------                   ----------------------------------
                                         Name:
                                        Title:

                              ELECTION TO PURCHASE
              To Be Executed by the Holder in Order to Exercise the
                    Common Stock Purchase Warrant Certificate

         The undersigned Holder hereby elects to exercise _______ of the Warrants represented by the attached Common Stock Purchase Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for securities be issued in the name of:

                  ---------------------------------------------
                     (Please type or print name and address)
                  ---------------------------------------------

                 (Social Security or Tax Identification Number)

and delivered to:

          --------------------------------------------------------------
         (Please type or print name and address if different from above)

If such number of Warrants being exercised hereby shall not be all the Warrants evidenced by the attached Common Stock Purchase Warrant Certificate, a new Common Stock Purchase Warrant Certificate for the balance of such Warrants shall be registered in the name of, and delivered to, the Holder at the address set forth below.

         [In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $______________ by check, money order or wire transfer payable in United States currency to the order of CONTINENTAL CHOICE CARE, INC.] or [The undersigned elects cashless exercise in accordance with Section 1(e) of the Common Stock Purchase Warrant Certificate.]

                                     HOLDER:


Dated:                                 By:
       ------------------                 --------------------------------------
                                       Name:
                                       Title:
                                       Address:

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right represented by the within Warrant to purchase
____________ shares of Common Stock of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation, to which the within Warrant relates, and appoints _____________ Attorney to transfer such right on the books of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation, with full power of substitution of premises.



Dated:                               By:
       ---------------                  ----------------------------------------
                                     Name:
                                     Title:
                                     (signature must conform to
                                     name of holder as specified on
                                     the fact of the Warrant)

                                     Address:




Signed in the presence of:

                                                                      APPENDIX D
                                 PROMISSORY NOTE

$1,050,000                                                  [Closing Date], 2000


                  FOR VALUE RECEIVED, the undersigned, LAZAR & COMPANY I.G., LLC, a New York limited liability company with its principal executive offices located at One Penn Plaza, New York, New York 10119 ("Lazar"), hereby unconditionally promises to pay to the order of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation with its principal executive offices located at 44 Aspen Drive, Livingston, New Jersey 07039 (the "Company") or to any other holder of this Note (the Company or such other holder being the "Payee"), the principal amount of $1,050,000. Principal and interest hereunder shall be paid on the Maturity Date (as defined herein). Principal and interest hereunder are payable in lawful money of the United States of America to the Payee at its place of business specified in Section 6 or in accordance with Section 6, (such place of business or other place being the "Payment Place"), in cash or other immediately available U.S. funds. Unless otherwise noted, capitalized terms used herein but not defined upon their first usage shall have the meaning ascribed to such terms in Section 16 hereof. This Note has been issued under the Purchase Agreement and is secured pursuant to the provisions of the Pledge Agreement and entitled to the rights thereof.


                  SECTION 1.  Payment of Principal and Interest.


                  (a) Maturity  Date.  The  "Maturity  Date" is [Closing  Date],
2003.

                  (b) Interest. Lazar hereby promises to pay interest on the unpaid principal amount of this Note from the date hereof until this Note shall be paid in full in cash or other immediately available U.S. funds at the Applicable Rate, compounded annually, computed on the basis of a year of 360 days counting the actual number of days elapsed; provided, however, during any period in which an Event of Default has occurred and is continuing, the unpaid principal amount of this Note, shall thereafter bear interest, payable on demand at a rate which is 2% per annum in excess of the Applicable Rate, but not in excess of the maximum rate of interest permitted by applicable law.

                  (c) Optional Prepayment. Lazar may, at any time and from time to time, without premium or penalty, prepay all or a portion of the unpaid principal amount of this Note, together with unpaid accrued interest on the amount so prepaid to the date chosen for prepayment, payable in cash or other immediately available U.S. funds. All prepayments in respect of this Note shall be applied first to the payment of all expenses to the Payee hereunder, second to interest, and last to the principal amount of this Note.

                  (d) Payment Date. If any date fixed for payment hereunder is not a Business Day, such payment date shall be extended to the next succeeding Business Day, and during any such extension, interest on the unpaid principal amount of this Note shall accrue and be payable at the Applicable Rate.


                  SECTION 2.  Events of Default.


                  (a) For purposes of this Note, an "Event of Default" shall be deemed to have occurred upon:


                           (i) any failure by Lazar to pay (by  delivery of cash
or other immediately available U.S. funds) all or any portion of principal, interest accruing thereon or other amounts due and owing under this Note when the same shall be due and payable in accordance with the terms hereof, whether on the scheduled date, by acceleration or otherwise; or


                           (ii) any  default  by  Lazar in the due and  punctual
performance or observance of any of the covenants or agreements of Lazar contained in this Note or in the Pledge Agreement, which failure continues unremedied for a period of 30 days after written notice of such default is given by the Payee to Lazar; or


                           (iii) (A) the filing by Lazar or Shlomo Lazar,  Lazar
& Company I.G., Inc. or assignees thereof to the Purchase Agreement or the Warrant (each a "Lazar Affiliate") of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of their respective debts under Title 11 of the United States Code or any other applicable domestic or foreign bankruptcy, insolvency or similar law (or corresponding provisions of future laws), or the filing by Lazar or a Lazar Affiliate of an answer consenting to or acquiescing in any such petition, (B) the making by Lazar or a Lazar Affiliate of any assignment for the benefit of their respective creditors, or the admission by Lazar or a Lazar Affiliate in writing of their respective inability to pay their respective debts as they become due, (C) the filing of
(x) an involuntary petition against Lazar or a Lazar Affiliate under Title 11 of the United States Code, or any other applicable domestic or foreign bankruptcy, insolvency or similar law (or corresponding provisions of future laws), (y) an application for the appointment of a custodian, receiver, trustee or other similar official for Lazar or a Lazar Affiliate for all or a substantial part of their respective assets, or (z) an involuntary petition against Lazar or a Lazar Affiliate seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of Lazar or a Lazar Affiliate or any of their respective debts under any other domestic or foreign insolvency law, provided that any such filing under this subsection (iii)(C) shall not have been vacated, set aside or stayed within a 60 day period from the date thereof, or (D) the entry against Lazar or a Lazar Affiliate of a final and nonappealable order for relief under any domestic or foreign bankruptcy, insolvency or similar law now or hereafter in effect; or

                           (iv) all or any  substantial  part of Lazar's  assets
the loss of which would materially and adversely affect the financial condition, prospects, assets or business of Lazar shall be condemned, seized or otherwise appropriated, or custody or control of such assets shall be assumed by any governmental agency or by any court of competent jurisdiction at the instance of any governmental agency and shall be retained for a period of 60 days; or

                           (v) any material  representation or material warranty
made or deemed made by Lazar to the Payee in connection with the issuance of this Note or in any of the Collateral Documents shall be false or misleading in any material respect on the date as of which made or deemed made; or

                           (vi) any money judgment  (other than a money judgment
covered by insurance, but only if the insurer has admitted liability with respect to such money judgment), writ or warrant of attachment, or similar process shall be entered or filed against Lazar involving in any such case an amount in excess of 30% of the then outstanding principal and accrued interest due under this Note, or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days; or

                           (vii)  for any  reason  (not due to the  fault of the
Payee) any Collateral Document ceases to be in full force and effect or any Lien intended to be created thereby ceases to be or is not valid and perfected; or any Lien in favor or made for the benefit of the Payee contemplated by any Collateral Document, shall, at any time, be invalidated or otherwise cease to be in full force and effect (not due to the fault of the Payee); or

                           (viii) the dissolution,  liquidation,  or termination
of Lazar.

                  (b) Upon the occurrence and during the continuance of any Event of Default described in Section 2(a) above other than in clause (iii) thereof, the Payee may, by written notice to Lazar, declare all or any portion of the unpaid principal amount of this Note and all interest accrued thereon and other amounts due and owing hereunder to be immediately due and payable. Upon the occurrence of any Event of Default described in clause (iii) of Section 2(a) above, the unpaid principal amount of this Note and all interest accrued thereon and other amounts due and owing hereunder shall accelerate and become due and payable, without any action or express notice by the Payee. Demand, presentment, protest and notice of non-payment are hereby waived by Lazar. All payments made following an Event of Default and all proceeds of Collateral received by the Payee in respect of this Note shall be applied first to the payment of all expenses owing to the Payee hereunder, second to interest, and last to the original principal amount of this Note.

                  SECTION 3. Collateral. The obligations of Lazar under this Note are secured by the Pledge Agreement and reference is made to such document for the terms and conditions governing the collateral security for the obligations of Lazar hereunder.

                  SECTION 4. Waiver or Alteration. None of the provisions hereof may be waived, altered or amended, except by a written instrument signed by the Payee and Lazar, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly provided in such waiver.

                  SECTION 5. Remedies Cumulative. No failure to exercise or delay in exercising any right, remedy, power or privilege hereunder or under the Collateral Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under the Collateral Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the Collateral Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided at law or in equity.

                  SECTION 6.  Notices.

                  (a) All demands, notices, communications and reports ("notices") provided for in this Note will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 6.

              If to Lazar:
              ------------

              Lazar & Company I.G., LLC
              One Penn Plaza, 36th Floor
              New York, New York  10119
              Attention:  President

              with a copy, which will not constitute notice to Lazar, to:
              -----------------------------------------------------------

              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
              590 Madison Avenue
              New York, New York  10022
              Attention:  Steven H. Scheinman
              Facsimile Number:  (212) 872-1002

              If to the Company:
              ------------------

              Continental Choice Care, Inc.
              44 Aspen Drive
              Livingston, New Jersey  07039
              Attention:  President

              with a copy, which will not constitute notice to the Company, to:
              -----------------------------------------------------------------

              Pitney, Hardin, Kipp & Szuch LLP
              200 Campus Drive
              P.O. Box 1945
              Morristown, New Jersey  07962-1945
              Attention:  Joseph Lunin
              Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier service delivery charges pre-paid, as the case may be.

                  SECTION 7. Governing Law. This Note will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Note, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                  SECTION 8. Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Note, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note or the subject matter hereof may not be enforced in or by such court, and agrees not to seek, any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

                  SECTION 9. Severability. If any provision of this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Payee in order to effectuate the provisions hereof and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any other provision in any other jurisdiction, including the State of New Jersey.

                  SECTION 10. Costs of Enforcement. Lazar agrees to pay, or reimburse the Payee, on demand, for all losses, including, without limitation, attorneys' fees and disbursements, and costs of settlement incurred by the Payee after the occurrence of an Event of Default in enforcing any obligation of Lazar hereunder or in foreclosing against the Collateral or exercising or enforcing any other right or remedy available by reason of an Event of Default.

                  SECTION 11. Successors and Assigns: Transferability. This Note shall inure to the benefit of the Payee and be binding upon Lazar and their respective transferees, successors and assigns; provided, however, that Lazar may not transfer or assign any of its rights or obligations hereunder without the prior written consent of the Payee; provided, further, that the Payee may not transfer or assign any of its rights or obligations hereunder without the prior written consent of Lazar, unless any such transfer or assignment is by operation of law. Within five Business Days after receipt of notice of any assignment by the Payee to any person or entity of all or any part of this Note, Lazar shall, at the request and expense of such assignee, execute and deliver to such assignee, in exchange for the surrendered Note or Notes, a new Note to the order of such assignee in an amount equal to the amount of this Note assigned to it, and if the Payee has retained any amount owing to it hereunder, a new Note to the order of the Payee in an amount equal to the amount retained by it hereunder, which new Note or Notes shall be dated the same date as the surrendered Note or Notes and be in substantially the form of this Note, and such assignee will be deemed the Payee under the Note issued to it.

                  SECTION 12. Replacement of Note. Upon receipt of evidence reasonably satisfactory to Lazar of the loss, theft, destruction or mutilation of this Note, and Lazar's receipt of an indemnity agreement of the Payee reasonably satisfactory to Lazar, Lazar will, at the expense of the Payee, execute and deliver, in lieu thereof, a new Note of like terms.

                  SECTION 13. Further Assurances. Lazar shall execute and deliver from time to time to the Payee all such further documents and instruments and do all such other acts and things as may be reasonably required by the Payee to enable the Payee to exercise and enforce its rights hereunder and under the Collateral Documents and to perfect, continue the perfection of, preserve and protect its Lien on the Collateral.

                  SECTION  14.  Waiver  of  Jury  Trial.  LAZAR  AND  THE  PAYEE
IRREVOCABLY WAIVE ANY AND ALL RIGHTS LAZAR AND THE PAYEE MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR CLAIM OF ANY NATURE RELATING TO THIS NOTE OR THE PLEDGE AGREEMENT. Lazar and the Payee acknowledge that the foregoing waiver is knowing and voluntary.

                  SECTION 15. Descriptive Headings. The descriptive headings of this Note are inserted for convenience only and do not constitute a part of this Note.

                  SECTION 16. Definitions.

                  (a) For purposes of this Note, the following terms have the following meanings:

                  "Applicable Rate" means 7% per annum.

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York or New Jersey are authorized or required by law to close.

                  "Collateral" shall have the meaning given such term in the Pledge Agreement.

                  "Collateral Documents" shall mean the Purchase Agreement, the Pledge Agreement, and all other security agreements, collateral assignments and other agreements or conveyances at any time delivered to the Payee to create or evidence Liens to secure the obligations of Lazar hereunder.

                  "Lien" shall mean any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of any asset, whether now owned or hereafter acquired, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

                  "Note" means, collectively, this Note and any note issued to an assignee pursuant to Section 11 hereof.

                  "Pledge Agreement" shall mean the Pledge Agreement dated as of the date hereof made by Lazar in favor of the Company, for itself and for the benefit of the Payee, as such agreement may be amended, supplemented or modified from time to time.

                  "Purchase Agreement" shall mean the Purchase Agreement dated as of June 7, 2000 entered into between the Company and Lazar regarding the purchase and sale of the Shares and the Warrant as such agreement may be amended, supplemented or modified from time to time.

                  "Warrant" shall mean the Warrant dated as of the date hereof issued by the Company to Lazar.

                  (b) All references to "Sections" of this Note shall be to Sections of this Note unless otherwise specifically provided.

                  IN WITNESS WHEREOF, Lazar has caused this Note to be executed by its duly authorized officer as of the day and year first written above.

                                    LAZAR & COMPANY I.G., LLC

                                    By:      LAZAR & COMPANY I.G., INC.
                                             Managing Member

                                             By:      ________________________
                                                      Shlomo Lazar
                                                      Chief Executive Officer

                                                                      APPENDIX E


                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") is made as of this ___ day of ____, [Closing Date] 2000, by and between LAZAR & COMPANY I.G., LLC, a New York limited liability company (hereinafter, together with its successors and assigns, the "Pledgor") and CONTINENTAL CHOICE CARE, INC., a New Jersey
corporation (hereinafter, together with its successors and assigns, the "Pledgee"). Capitalized terms used in this Agreement but not defined upon their first usage are defined in Section 9.1, unless otherwise noted.

                  WHEREAS, the Pledgor and the Pledgee have entered into a Purchase Agreement dated as of June 7, 2000 (the "Purchase Agreement"), upon the terms and subject to the conditions of which the Pledgee has agreed to sell to the Pledgor certain "Shares" and a "Warrant" (as defined in the Purchase Agreement); and

                  WHEREAS, in connection with the Purchase Agreement, the Pledgor has executed and delivered to the Pledgee a promissory note dated [Closing Date], 2000 in the original principal amount of $1,050,000 (the "Promissory Note") in partial payment of the "Purchase Price" (as defined in the Purchase Agreement) for the Shares and the Warrant; and

                  WHEREAS, it is a condition to the Pledgee's execution and delivery of the Purchase Agreement and the receipt and acceptance of the Promissory Note that, in order to secure the payment and performance in full of all of the obligations of the Pledgor under the Promissory Note, the Pledgor pledge to the Pledgee: (1) all of the Shares, and (2) 80,000 shares of common stock of Tutor 2000, Inc. (the "Tutor 2000 Shares"), upon the terms and conditions contained in this Agreement.

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:


                                    ARTICLE 1

                         PLEDGE AND ASSIGNMENT BY THE PLEDGOR

         1.1 Pledge and Assignment. Pursuant to the Purchase Agreement and the Promissory Note, and in order to secure the payment and performance in full of all of the Pledgor's Obligations (whether existing on the date of this Agreement or arising at any time or times thereafter), the Pledgor, as beneficial owner, hereby pledges, hypothecates and assigns to the Pledgee, and hereby grants to the Pledgee a continuing security interest in, the following: (a) each of the Initial Pledged Securities and all of the certificates representing the Initial Pledged Securities; (b) all of the Pledged Securities which shall be issued, distributed or transferred at any time or times after the date of this Agreement and all of the certificates representing such Pledged Securities; (c) all of the Pledged Securities Dividends; and (d) all of the Pledgor's rights, title, interests, claims and remedies and all other benefits whatever now existing or hereafter arising in, to, under or in respect of all of the Initial Pledged Securities, all of the other Pledged Securities, all of the Pledged Securities Dividends and all of the income and proceeds of any thereof.

                  TO HAVE AND TO HOLD all of the foregoing unto the Pledgee, subject, however, to the terms and conditions set forth in this Agreement.

         1.2    Delivery of Certificates Representing Pledged Securities.

                  (a) All of the certificates representing the Initial Pledged Securities have been delivered by the Pledgor to the Pledgee in pledge on the date of this Agreement. Each of such certificates names the Pledgor as the owner of record of the Initial Pledged Securities represented thereby. Each of the Initial Pledged Securities has been duly transferred by the Pledgor pursuant to instruments of transfer which have been duly executed in blank and delivered to the Pledgee by the Pledgor.

                  (b) If (and on each occasion that) any Additional Pledged Securities shall, at any time after the date of this Agreement, be issued, distributed or otherwise transferred, the Pledgor will forthwith (i) cause all of the certificates representing such Additional Pledged Securities to be delivered to the Pledgee, and (ii) execute in blank and deliver to the Pledgee instruments of securities transfer, satisfactory to the Pledgee in form and substance, by which each of such Additional Pledged Securities shall be duly transferred by the Pledgor to the Pledgee. Each of such certificates will name the Pledgor as the owner of record of such Additional Pledged Securities represented thereby.

         1.3      Voting Power.

                  (a) Until a Notice of Acceleration is given to the Pledgor, the Pledgor will be permitted to exercise all voting powers pertaining to Pledged Securities for any purpose not inconsistent with the terms of this Agreement or the Promissory Note.

                  (b) The Pledgor acknowledges and agrees with the Pledgee that, unless the Pledgee otherwise consents, the Pledgor shall have no rights whatever to exercise any voting powers pertaining to any Pledged Securities at any time after a Notice of Acceleration is given by the Pledgee to the Pledgor.

         1.4      Cash Dividends.

                  (a) Until a Notice of Acceleration is given by the Pledgee to the Pledgor, the Pledgor will be permitted to receive, collect and recover ordinary cash dividends payable in respect of the Pledged Securities (subject to the covenants and obligations of the Pledgor under Article 3 of this Agreement) except that all such cash dividends shall be immediately applied by the Pledgor in payment of any outstanding amounts under the Promissory Note.

                  (b) The Pledgor acknowledges and agrees with the Pledgee that the Pledgor shall have no rights prior to the release of all of the Collateral pursuant to Section 5.4(a) (whether before or after a Notice of Acceleration is given by the Pledgee to the Pledgor) to receive, collect or recover any Pledged Securities Dividends payable (i) in shares of any class of the capital stock of the Pledgee or of the capital stock of any other entity, (ii) in securities convertible into or exchangeable for or carrying any rights to acquire any shares of any class in the capital stock of the Pledgee or the capital stock of any other entity, (iii) in options or any other rights to acquire any shares of any class in the capital stock of the Pledgee or of the capital stock of any other entity, or (iv) in any other property of any kind other than cash.

                  (c) The Pledgor hereby covenants with the Pledgee that, if (and on each occasion that) the Pledgor shall receive, collect or recover any Pledged Securities Dividends in violation or contravention of the provisions of this Agreement or the Promissory Note prior to the release of all of the Collateral pursuant to Section 5.4(a), then the Pledgor will hold the dividends so received, collected or recovered in trust for the Pledgee without commingling the same with any other property or funds of the Pledgor, and, promptly after any such dividends shall be received, collected or recovered by the Pledgor, the Pledgor will pay or deliver the same directly to the Pledgee.


                                    ARTICLE 2

                                 REPRESENTATIONS

         The Pledgor hereby represents and warrants to the Pledgee as follows:

         2.1 Beneficial Ownership of Initial Pledged Securities. The Pledgor is the sole record and beneficial owner of each of the Initial Pledged Securities. None of the Initial Pledged Securities is subject to any pledge, hypothecation, assignment, mortgage, lien, security interest, charge or other encumbrance of any kind except that created by this Agreement (unless created by the Pledgee after the date of this Agreement). None of the Initial Pledged Securities is subject to any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, except this Agreement (unless created by the Pledgee after the date of this Agreement).

         2.2 Binding Effect of Agreement. This Agreement has been duly authorized, executed and delivered by the Pledgor and is in full force and effect. All of the agreements and obligations of the Pledgor contained in this Agreement constitute legal, valid and binding obligations of the Pledgor enforceable against the Pledgor in accordance with their respective terms.


                                    ARTICLE 3

                                    COVENANTS

         3.1 Defense of the Pledgee's Title and Rights. The Pledgor hereby covenants with the Pledgee that the Pledgor will defend the Pledgee's right, title and property interest in and to all of the Pledged Securities. So long as the Pledgor's Obligations remain outstanding and subject to Article 5, the Pledgor will not sell, assign or otherwise transfer or dispose of any of the Pledged Securities, and it will not create, assume, incur or permit to exist any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of any of the Pledged Securities; excluding, however, the lien, pledge, and security interest created under this Agreement.

         3.2 Shareholders Agreements. The Pledgor hereby covenants with the Pledgee that the Pledgor will not, with respect to any of the Pledged Securities, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, except this Agreement, which would restrain, prohibit or adversely affect the satisfaction by the Pledgor of its obligations under this Agreement.


                                    ARTICLE 4

                                POWER OF ATTORNEY

         The Pledgor hereby absolutely and irrevocably constitutes and appoints the Pledgee the Pledgor's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of the Pledgor or in the name of the Pledgee or in the name of any of the Pledgee's substitute agents or attorneys: (a) to execute such documents and instruments and do all such acts and things which the Pledgor ought to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Pledgee or any of its substitute agents or attorneys may, in its or their sole and absolute discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of the Pledgor or in the name of the Pledgee or in the name of any of the Pledgee's substitute agents or attorneys, to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act which the Pledgee or any of the Pledgee's substitute agents or attorneys may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever the Pledgee or any of the Pledgee's substitute agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this Article 4, which power of attorney, being given for security, is irrevocable. The Pledgee shall not exercise the power of attorney granted pursuant to this Article 4 unless the Pledgee gives the Pledgor seven days' prior written notice of the action required to be taken by the Pledgor and the Pledgor fails to take such action during the seven day period.


                                    ARTICLE 5

               TERMS OF THE SECURITY HELD AND RELEASE OF SECURITY

         5.1 Continuing Security. The security created by this Agreement shall be held by the Pledgee as a continuing security for the payment and performance of all of the Pledgor's Obligations (whether existing on the date of this Agreement or arising from time to time thereafter). This Agreement, all of the rights, remedies, powers and privileges of the Pledgee hereunder and the security created hereby shall be in addition to, and shall not in any way be prejudiced or affected by, any other collateral or any other security now or at any time or times hereafter held by the Pledgee for all or any part of the Pledgor's Obligations. Each and every right, remedy, power and privilege conferred on or reserved to the Pledgee shall be cumulative and in addition to, and not in limitation of, each and every other right, remedy, power or privilege conferred on or reserved to the Pledgee under this Agreement or otherwise existing or arising. All of the rights, remedies, powers and privileges vested in the Pledgee may be exercised at such time or times and in such order and manner as the Pledgee may, in its sole and absolute discretion, deem expedient.

         5.2 Waivers of Notice; Assent. The agreements and obligations of the Pledgor to the Pledgee hereunder and the security constituted hereby shall not be, to any extent or in any way or manner whatsoever, satisfied, discharged, impaired, diminished, released or otherwise affected by any of the following, whether or not the Pledgor shall have had any notice or knowledge of any thereof: (a) the absorption, consolidation, merger or amalgamation of, or the effectuation of any other change whatsoever in the name, membership, constitution or place of formation of, the Pledgor, the Pledgee, or any of their respective subsidiaries or affiliates; (b) any extension or postponement of the time for the payment or performance of all or any part of the Pledgor's Obligations, the acceptance of any partial payment on all or any part of the Pledgor's Obligations, any and all other indulgences whatsoever by the Pledgee in respect of all or any part of the Pledgor's Obligations, the taking, addition, substitution or release, in whole or in part, of any security for all or any part of the Pledgor's Obligations, or the addition, substitution or release, in whole or in part, of any person or persons primarily or secondarily liable in respect of all or any part of the Pledgor's Obligations; (c) any action or delay in acting or failure to act on the part of the Pledgee under this Agreement or the Promissory Note or in respect of all or any part of the Pledgor's Obligations, (d) any modification or amendment of, or any supplement or addition to, the Promissory Note; (e) any waiver, consent or other action or acquiescence by the Pledgee at any time in respect of any default by the Pledgor in the performance or observance of or the compliance with any term, covenant, condition, agreement or obligation contained in the Promissory Note; or (f) the Promissory Note or any provisions of any thereof shall at any time and for any reason whatsoever cease to be in full force and effect or shall be declared null and void or illegal, invalid, unenforceable or inadmissible in evidence. The Pledgor hereby absolutely and irrevocably assents to and waives notice of any and all events, conditions, matters and things hereinbefore specified in clauses
(a) to (f), inclusive, of this Section 5.2.

         5.3 No Implied Waivers. No course of dealing between the Pledgor and the Pledgee, and no delay on the part of the Pledgee in exercising any right, remedy, power or privilege hereunder or provided by statute or by law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any default or as an acquiescence therein; and any single or partial exercise of any such right, remedy, power or privilege shall not preclude any other or further exercise thereof or the exercise of any other rights, remedies, powers or privileges.

         5.4      Release of Collateral.

                  (a) Satisfaction of all of the Pledgor's Obligations. Upon the payment and satisfaction in full of all of the Pledgor's Obligations to the Pledgee, the Pledgee will, at the cost and expense of the Pledgor, (i) release all of the Pledged Securities and reassign to the Pledgor all such Pledged Securities, and (ii) do and execute all such acts, things and instruments as in the reasonable opinion of the Pledgor are necessary to effect such release or reassignment.

                  (b) Satisfaction of a Portion of the Pledgor's Obligations. Upon the payment and satisfaction in full of a portion of the Pledgor's Obligations to the Pledgee, and in accordance with Section 5.5, the Pledgee will, at the cost and expense of the Pledgor, (i) release a pro-rated portion of the Collateral and reassign to the Pledgor such pro-rated portion of the Collateral, and (ii) do and execute all such acts, things and instruments as in the reasonable opinion of the Pledgor are necessary to effect such release or reassignment.

                  (c) Additional Pledged Securities. Upon the request of the Pledgor, and subject to Section 5.5, the Pledgee will, at the cost and expense of the Pledgor, (i) release all or a portion of the Collateral and reassign to the Pledgor all or such portion of the Collateral upon the pledge by the Pledgor of Additional Pledged Securities in exchange for such Collateral, so long as such Additional Pledged Securities are equal or greater in value than the Collateral requested to be released, and (ii) do and execute all such acts, things and instruments as in the reasonable opinion of the Pledgor are necessary to effect such release or reassignment.

         5.5 Value of Collateral. Collateral may be released pursuant to Section
5.4 so long as the value of the Collateral remaining after any such proposed release would equal 115% of the then outstanding principal amount of the Note and unpaid accrued interest thereon. In the event that the Pledgor pledges any Additional Pledged Securities in exchange for Initial Pledged Securities, the value of the Collateral at all times thereafter shall equal or exceed 115% of the then outstanding principal amount of the Note and unpaid accrued interest thereon, to be calculated as follows:

                  (a) remaining Initial Pledged Securities comprised of Shares shall be valued at 100% of the last market closing price of Continental Choice Care, Inc.'s Common Stock on the Nasdaq SmallCap (or such other market or exchange on which Continental Choice Care, Inc.'s Common Stock is then listed); and

                  (b) remaining Initial Pledged Securities comprised of Tutor 2000 Shares and/or Additional Pledged Securities shall be valued at (i) the last market closing price of such Additional Pledged Security if such Additional Pledged Security is then freely tradeable in an established public market, or
(ii) such value as determined in good faith by the Pledgor and the Pledgee if such Additional Pledged Security is not then freely tradeable in an established public market, provided, however, if the Pledgor and the Pledgee are unable to agree upon a value for any such proposed Additional Pledged Security after using reasonable efforts to do so, the Pledgor may not pledge such security in exchange for any Collateral.

Following any release or exchange of all or a portion of the Collateral pursuant to Section 5.4(c), in the event that the value of the Collateral is less than 100% of the then outstanding principal amount of the Note for 30 consecutive days, the Pledgor shall pledge such Additional Pledged Securities as necessary to increase the value of the Collateral to 115% of the then outstanding principal amount of the Note.


                                    ARTICLE 6

                           ENFORCEMENT OF THE SECURITY

         6.1 Conditions of Enforceability of the Security. If any Event of Default (as defined in the Promissory Note) shall at any time occur, the Pledgee may, by giving notice to the Pledgor, declare all of the Pledgor's Obligations immediately due and payable. Upon the giving of any such notice, all of the Pledgor's Obligations shall (to the extent not already due and payable) become and be immediately due and payable, and the security constituted by this Agreement shall become immediately enforceable by the Pledgee, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly and irrevocably waived by the Pledgor.

         6.2 Evidence of Pledgor's Obligations. In any legal proceedings against the Pledgor for enforcing any agreements or obligations of the Pledgor under this Agreement, a certificate of the Pledgee as to the aggregate amount of all of the Pledgor's Obligations shall be conclusive evidence thereof absent manifest error.

         6.3 Manner of Enforcement of Security. At any time after the security constituted by this Agreement shall have become enforceable, the Pledgee shall have, in any jurisdiction where enforcement is sought, all of the rights, remedies, powers and privileges conferred on the Pledgee, as secured party, under the Uniform Commercial Code of the State of New Jersey, and, without limiting the generality of the foregoing, the Pledgee shall have the full right and power in respect of the Collateral or any part thereof in the Pledgee's sole and complete discretion to do all and any of the following things:

                  (a) to cause all or any of the Initial Pledged Securities comprised of Shares to be reacquired by the Pledgee and thereafter canceled, and the value thereof (as determined pursuant to Section 5.5) applied to the original principal amount of the Note;

                  (b) to take possession of the Collateral or any part thereof, wherever the same may be, without legal process and without compliance with any other condition precedent imposed by statute, rule of law or otherwise (all of which the Pledgor hereby expressly and irrevocably waives), and to call in, collect, convert into money or otherwise deal with the Collateral or any part thereof with full power to sell (including the power to postpone such sale) the Collateral or any part thereof, either together or in lots, and either by public auction or private contract, and either for a lump sum or for a sum payable by installments or for a sum on account and a mortgage or charge for the balance, and with full power upon every sale to make any special or other stipulation as to title or evidence thereof or otherwise which the Pledgee shall deem proper, and with full power to buy in or rescind or vary any contract for sale of the Collateral or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby, and with full power to compromise and effect compositions, and, for the purposes aforesaid or any of them, to execute and do all such assurances and things as the Pledgee may think fit;

                  (c) to settle, adjust, compromise and arrange all accounts, reckonings, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

                  (d) to cause all or any of the Pledged Securities and all or any other Collateral to be sold, assigned or transferred to the Pledgee or to any other person or persons and to be registered in the name of the Pledgee or any other person or persons and to exercise or permit the exercise of any powers or rights incident to all or any part of the Collateral in such manner as the Pledgee shall think fit, and, in respect of all or any of the Pledged Securities, to exercise or permit the exercise of all rights and powers conferred by statute or otherwise upon a registered holder or owner of record thereof, including, without limitation, the calling or causing to be called of meetings, and proposing or causing to be proposed resolutions (whether ordinary or special resolutions), including resolutions for winding up and voting at meetings;

                  (e) to execute and do all such contracts, agreements, deeds, documents and things, and to bring, defend and abandon all such actions, suits and proceedings in relation to all or any part of the Collateral as the Pledgee shall think expedient;

                  (f) to appoint managers, agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 6.3 for such periods as the Pledgee shall think fit and to dismiss the same; and

                  (g) generally, to do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 6.3 and which the Pledgee may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

                  Without limiting the foregoing and so long as the Shares are not registered for resale under a then effective registration statement, at any bona fide public sale, and to the extent permitted by law, at any private sale, the Pledgee shall be free to purchase all or any part of the Collateral, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. Any such sale may be on cash or credit. Following any such sale, the value of the Collateral sold (as determined pursuant to Section 5.5), shall be applied to the original principal amount of the Note. The Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Section 4(1) or Section 4(2) or Regulation D of the Securities Act of 1933, as amended (the "Act") or any other applicable exemption available under the Act. The Pledgee will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Pledgee may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Pledgee may sell such Collateral at any time without giving prior notice to the Pledgor. Whenever notice is otherwise required by law to be sent by the Pledgee to the Pledgor of any sale or other disposition of the Collateral, five days written notice sent to the Pledgor will be deemed reasonable.

                  The Pledgor recognizes that the Pledgee may, if the Shares are not registered for resale under a then effective registration statement, be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act, so that the Pledgee may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Pledgee has no obligation to delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree) to register such securities for sale under the Act. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         6.4 Cooperation of the Pledgor. The Pledgor recognizes that the Initial Pledged Securities are not readily marketable and that the Initial Pledged Securities or any Additional Pledged Securities may not be marketable at all. In order, therefore, to enable the Pledgee to use such means as the Pledgee may determine necessary or advisable to realize upon the Collateral from time to time, and in order to induce the Pledgee to enter into the Purchase Agreement in reliance upon the Collateral, the Pledgor hereby absolutely and irrevocably consents that the Pledgee may use whatever means the Pledgee may reasonably consider necessary or advisable to sell any or all of the Collateral at any time or times after the security constituted by this Agreement shall have become enforceable, including, without limitation, the giving of options to purchase any or all of the Collateral and the giving of credit to any purchaser of the Collateral.

         6.5 Protection of Persons Dealing with Agent. No purchaser, mortgagor, mortgagee, lender, debtor or other person dealing with the Pledgee or with any attorney or agent of the Pledgee shall be concerned to inquire (a) whether the security constituted by this Agreement has become enforceable, (b) whether any power exercised or purported to be exercised hereunder has become exercisable,
(c) whether any money remains due upon the security of this Agreement, (d) as to the propriety, regularity or purpose of the exercise of any power hereunder, or
(e) as to the application of any money paid to the Pledgee or to any such attorney or agent.

         6.6 Protection of Security. In addition to the rights and powers hereinabove given, the Pledgee may, whether or not any Event of Default shall have occurred and whether or not the security constituted by this Agreement shall have become enforceable, enter into possession of and hold, or appoint a receiver to take possession of and hold, any part of the Collateral which may at any time appear to the Pledgee in danger of being taken under any process of law by any creditor of the Pledgor or to be in jeopardy or otherwise endangered.


                                    ARTICLE 7

                       APPLICATION OF MONEY IN COLLATERAL

         Cash realized by the Pledgee after the security constituted by this Agreement shall have become enforceable as well as all cash then held or at any time or times thereafter received by the Pledgee as realizations of all or any part of the Collateral shall be held by the Pledgee to apply the same as follows:

         FIRST: in or towards the payment and discharge of all (if any) debts, damages and liabilities, the payment of which shall be secured by any assignments, mortgages, security interests, charges, liens or other encumbrances having priority over the rights of the Pledgee in and to such money;

         SECOND: in or towards the payment of, or (as the case may be) the reimbursement of, the Pledgee for or in respect of all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Pledgee in or about or incidental to the collection of such money by the Pledgee or the exercise, protection or enforcement by the Pledgee of all or any of the rights, remedies, powers and privileges of the Pledgee under this Agreement or in respect of the Collateral and in or towards the provision of adequate indemnity to the Pledgee against all taxes or liens which by law shall have, or may have, priority over the rights of the Pledgee in and to such money;

         THIRD: in or towards the payment of all of the Pledgor's Obligations;

         FOURTH: to the payment of the surplus (if any) to the Pledgor or to such other person or persons as shall be entitled to receive such surplus.

        If after exhausting all of the Collateral there is a deficiency, the Pledgor will be liable therefor to the Pledgee; provided, however, that nothing contained herein will obligate the Pledgee to proceed against the Pledgor or any other party obligated under the Pledgor's Obligations or against any other collateral for the Pledgor's Obligations prior to proceeding against the Collateral.


                                    ARTICLE 8

                        PROVISIONS OF GENERAL APPLICATION

         8.1      Notices.

                  (a) All demands, notices, communications and reports ("notices") provided for in this Agreement will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 8.1.

               If to the Pledgor:
               ------------------

               Lazar & Company I.G., LLC
               One Penn Plaza, 36th Floor
               New York, New York 10119
               Attention:  President

               with a copy, which will not constitute notice to the Pledgor, to:
               -----------------------------------------------------------------

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               590 Madison Avenue
               New York, New York  10022
               Attention:  Steven H. Scheinman
               Facsimile Number:  (212) 872-1002

               If to the Pledgee:
               ------------------

               Continental Choice Care, Inc.
               44 Aspen Drive
               Livingston, New Jersey  07039
               Attention:  President

               with a copy, which will not constitute notice to the Pledgee, to:
               -----------------------------------------------------------------

               Pitney, Hardin, Kipp & Szuch LLP
               200 Campus Drive
               P.O. Box 1945
               Morristown, New Jersey  07962-1945
               Attention:  Joseph Lunin
               Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier services delivery charges pre-paid, as the case may be.

         8.2 Indemnification. Following the occurrence of an Event of Default and while such Event of Default is continuing, without prejudice to any of the other provisions of this Agreement, the Pledgor will pay to the Pledgee, on demand by the Pledgee at any time and as often as the occasion therefor may require, any and all reasonable costs, charges, expenses and other sums expended, paid or debited in account by the Pledgee, whether by itself or through any receiver, attorney, substitute or agent, for any of the purposes referred to in this Agreement or otherwise howsoever in relation to the security over the Collateral or any part thereof created by this Agreement, including (without prejudice to the generality of the foregoing) the reasonable remuneration of any such receivers, attorneys, substitutes or agents employed by the Pledgee for any such purposes and any and all other reasonable costs, charges and expenses (whether in respect of litigation or not) incurred in the maintenance, preservation, protection, realization or enforcement of, or the collection and recovery of any moneys from time to time arising under, such security (or any security collateral or supplemental thereto), or in realizing or exercising any other power, authority or discretion in relation to the Collateral or any part thereof, or otherwise incurred under any provision of this Agreement, to the intent that the Pledgee shall be afforded a full and unlimited indemnity in respect thereof, and, until so repaid, such costs, charges, expenses and other sums shall be charged on the Collateral (but without prejudice to any other remedy, lien or security available to the Pledgee).

         8.3 Further Assurances. The Pledgor hereby further agrees with the Pledgee to execute, acknowledge and deliver any and all such further assurances and other deeds, agreements or instruments, and to take or cause to be taken all such other action, as shall be reasonably requested by the Pledgee from time to time in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Pledgee under this Agreement, all without any cost or expense to the Pledgee. Without limiting the foregoing, if the Collateral includes securities or any other financial or other assets maintained in a securities account, then the Pledgor agrees to cause the financial or securities intermediary on whose books and records the ownership interest of the Pledgor in the Collateral appears to execute and deliver a notification and control agreement satisfactory to the Pledgee in order to perfect and protect the Pledgee's security interests in the Collateral.

         8.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns; except that (i) the Pledgor shall not have the right to assign its obligations hereunder or any interest herein without the prior written consent of the Pledgee, and (ii) the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Pledgee unless any such assignment is to any successor to its business, by operation of law, or pursuant to a pledge by the Pledgee to secure obligations of the Pledgee.

         8.5 Severability. In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law applicable thereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and the Pledgor hereby agrees with the Pledgee to execute any new agreement, deed or other instrument necessary to remedy such invalidity, illegality or unenforceability or in order to preserve the security constituted by the Collateral.

         8.6 Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Agreement, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         8.7 Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Agreement, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and agrees not to seek, any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

         8.8 Effect of Headings. The headings used in this Agreement are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Agreement.

         8.9 Execution in Counterparts. The parties may execute this Agreement in separate counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute one and the same instrument.

                                    ARTICLE 9
                                   DEFINITIONS

         9.1  Provisions  Pertaining  to  Definitions.   For  purposes  of  this
Agreement:

                  (a) "Additional Pledged Securities" means other shares of capital stock, bonds, notes or other securities from time to time pledged to the Pledgee (i) in exchange for any of the Pledged Securities in accordance with
Section 5.4(b), or (ii) in order to increase the value of the Collateral in accordance with Section 5.5; and "Additional Pledged Security" means any one of the Additional Pledged Securities.

                  (b) "Collateral" means, collectively, all of the Pledged Securities, all of the Pledged Securities Dividends, and all other property, assets, accounts and money, and all of the income, proceeds and products of any thereof, in, to, under or in respect of which the Pledgee or any of the nominees, agents or representatives of the Pledgee, by this Agreement or by any agreement or agreements supplemental hereto, shall acquire any rights or interests as security for the payment or performance of all or any part of the Pledgor's Obligations.

                  (c) "Initial  Pledged  Securities"  means (i) the Shares,  and
(ii) the Tutor 2000 Shares; all of which the Pledgor warrants are legally and beneficially owned by the Pledgor on the date of this Agreement, and the certificates for which shall be delivered by the Pledgor to the Pledgee in pledge upon the terms contained in this Agreement.

                  (d) "Notice of Acceleration" means a notice from the Pledgee to the Pledgor by which the Pledgee shall, as provided in the Promissory Note, declare all of the Pledgor's Obligations immediately due and payable.

                  (e) "Pledged Securities" means, collectively, (i) the Initial Pledged Securities, (ii) any Additional Pledged Securities, and (iii) all other shares of capital stock into which any Initial Pledged Securities or Additional Pledged Securities may be converted, exchanged or reclassified or otherwise which may be issued, transferred or distributed on or in respect of all of any of the Initial Pledged Securities, the Additional Pledged Securities or other Pledged Securities.

                  (f) "Pledged Securities Dividends" means, collectively, (i) all dividends and distributions of every kind whatever which shall become and be due and payable or distributable on or in respect of all or any of the Pledged Securities, (ii) all payments of every kind whatever which shall become and be due and payable or distributable on account of the purchase, redemption, repurchase or other retirement of all or any of the Pledged Securities, and
(iii) all other distributions of every kind whatever (including, without limitation, all capital distributions) which shall become and be due and payable or distributable on or in respect of all or any of the Pledged Securities; and "Pledged Securities Dividend" means any one of the Pledged Securities Dividends.

                  (g) "Pledgor's  Obligations" means,  collectively,  all of the indebtedness, obligations and liabilities existing on the date of this Agreement or arising from time to time thereafter, whether direct or indirect, joint or several, actual, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Pledgor to the Pledgee under the Promissory Note and this Agreement; and "Pledgor's Obligation" means any one of the Pledgor's Obligations.

         IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by or on behalf of each of the parties hereto as of the day and in the year first above written in the State of New Jersey.

                                  LAZAR & COMPANY I.G., LLC

                                  By:      LAZAR & COMPANY I.G., INC.
                                           Managing Member

                                           By:      _________________________
                                                    Shlomo Lazar
                                                    Chief Executive Officer


                                  CONTINENTAL CHOICE CARE, INC.



                                  By:      ________________________________
                                           Steven L. Trenk
                                           President

                                                                      APPENDIX F


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION, IF REQUESTED, OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                           Dated: [Closing Date], 2000

                to Purchase [1,350,000] Shares of Common Stock of

                          CONTINENTAL CHOICE CARE, INC.


         CONTINENTAL CHOICE CARE, INC., a New Jersey corporation (the "Company"), hereby certifies that [Steven L. Trenk, Alvin S. Trenk, Martin G. Jacobs, M.D.] and its Permitted Assigns (as defined herein) (collectively, the "Holder"), for value received, is entitled to purchase from the Company at any time commencing on the date hereof and terminating on the Expiration Date (as defined herein) up to [1,350,000] shares (each a "Share" and collectively the "Shares") of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price of $3.00 per Share (the "Exercise Price"). The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 5 hereof.

         1.       Exercise of Warrants.

                  (a) Portions. The rights to purchase the Shares shall vest in five portions (each a "Portion"), the "First Portion" being [12.5%] Shares; the "Second Portion" being [12.5%] Shares; the "Third Portion" being [25%] Shares; the "Fourth Portion" being [25%] Shares; and the "Fifth Portion" being [25%] Shares.

                  (b)      Targets.

                           (i) The First Portion shall be exercisable upon the Market Capitalization (as defined herein) being equal to or greater than $63,750,000 (the "First Target");

                           (ii) The Second Portion shall be exercisable upon the Market Capitalization being equal to or greater than $143,750,000 (the "Second Target");

                           (iii) The Third Portion shall be exercisable upon the Market Capitalization being equal to or greater than $243,750,000 (the "Third Target");

                           (iv) The Fourth Portion shall be exercisable upon the Market Capitalization being equal to or greater than $343,750,000 (the "Fourth Target");

                           (v) The Fifth Portion shall be exercisable upon the Market Capitalization being equal to or greater than $443,750,000 (the "Fifth Target"); the First Target, Second Target, Third Target, Fourth Target and Fifth Target, each a "Target").

                  (c) Market Capitalization. "Market Capitalization" shall mean the lowest Daily Market Value for a Trading Day (as such terms are defined herein) during any period of twenty consecutive Trading Days. "Daily Market Value" shall be computed by multiplying (i) the number of shares of the Company's then outstanding Common Stock, plus the number of then unexercised Warrant Shares, plus the number of shares then reserved for issuance pursuant to the Common Stock Purchase Warrant issued to Lazar & Company I.G., LLC pursuant to the Purchase Agreement dated June 7, 2000 between the Company and Lazar & Company I.G., LLC (the "Purchase Agreement"), plus the number of shares then reserved for issuance pursuant to the Key Employee Warrants other than this Warrant, plus the number of shares then reserved for issuance pursuant to the Company's Incentive Plan (as such undefined terms are defined in the Purchase Agreement), by (ii) (A) if the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the price at which the Common Stock was last sold on such Trading Day, in the principal securities exchange or other securities market on which the Common Stock is being traded (or the equivalent in an over-the-counter market), or if no sale occurred on such Trading Day, the average of the last bid and asked prices of such Common Stock, in the principal securities exchange or other securities market on which the Common Stock is being traded (or the equivalent in an over-the-counter market), or (B) if the Common Stock is not registered under the Exchange Act, the value of the Common Stock as determined by an independent financial expert mutually agreed upon by the Company and the Holder and, in the event the Company and the Holder fail to so mutually agree within 30 days after the Holder requests that a determination of Market Capitalization hereunder be made, the parties shall submit the selection of the independent financial expert to the American Arbitration Association for arbitration in New Jersey.

                  (d) Procedure. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate"), or Lost Certificate Affidavit (as defined herein), accompanied by a completed Election to Purchase in the form attached hereto as Exhibit A (the "Election to Purchase") duly executed, to the Company in accordance with Section 10, together with a check payable to the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company or the Company's Transfer Agent, as the case may be, shall, within two business days of receipt of the foregoing, deliver to the Holder hereof, certificates of fully paid and non-assessable Common Stock which in the aggregate represent the number of Shares being purchased; provided, however, that the Holder may elect to utilize the cashless exercise provisions set forth in Section 1(e) in lieu of tendering all or part of the Exercise Price in cash. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. All or less than all of the Warrants represented by this Warrant Certificate or that may be exercised with respect to a specific Target may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will at the Company's expense deliver to the Holder a new Warrant Certificate or Certificates (in such denominations as may be requested by the Holder) of like tenor and dated the date hereof entitling the Holder to purchase the number of Shares represented by this Warrant Certificate which have not been exercised and to receive all other rights with respect to the Shares which the Holder has on the date hereof.

                  (e) Cashless Exercise. Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, in lieu of tendering all or part of the Exercise Price in cash the Holder may:

                           (i) elect to pay all or part of the Exercise Price by
delivery of shares of Common Stock held by the Holder for at least six months, in which case (A) the number of shares of Common Stock to be delivered shall be determined by dividing the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of shares of Common Stock, by the Market Value (as defined herein) of one share of Common Stock, (B) such shares of Common Stock so delivered shall be free and clear of all liens and encumbrances, and (C) certificates for such shares of Common Stock shall be delivered to the Company duly endorsed in blank for transfer; and/or

                           (ii) elect to pay all or part of the  Exercise  Price
by delivery of a promissory note to the Company in the principal amount of the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of a promissory note; provided, the Company may not accept any such promissory note as payment if the Board of Directors of the Company determines in good faith that receipt of any such promissory note as payment would, as a result of the application thereto of generally accepted accounting principles, have a material adverse effect on the Company. Each promissory note delivered to the Company pursuant to this Section 1(e) shall be a three-year, full-recourse note, and shall bear interest at a rate of 7% (compounded annually, computed on the basis of 360 days counting the actual number of days elapsed).

As used in this Section (1)(e), "Market Value" refers to the Current Market Value of the Common Stock on the day before the Election to Purchase and this Warrant Certificate are duly surrendered to the Company for a full or partial exercise hereof.

         2. Expiration. This Warrant shall expire on [day prior to Closing Date], 2005 (the "Expiration Date"), notwithstanding termination of the Holder's employment with the Company prior thereto.

         3. Exchange, Transfer and Replacement.

                  (a) Exchange. At any time prior to the exercise hereof, this Warrant Certificate may be exchanged upon presentation and surrender to the Company, alone or with other Warrant Certificates of like tenor of different denominations registered in the name of the same Holder, for another Warrant Certificate or Certificates of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the Warrant Certificate or Certificates surrendered.

                  (b) Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement of the Holder reasonably satisfactory in form and amount to the Company (collectively, a "Lost Certificate Affidavit"), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant Certificate of like tenor.

                  (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant Certificate in connection with any transfer, exchange or replacement as provided in this Section 3, this Warrant Certificate shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of the Warrant Certificates pursuant to this Section 3.

                  (d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant Certificate or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant Certificate (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant Certificate has been issued, as well as the name and address of each Permitted Assign and each prior Holder of this Warrant Certificate.

         4. Rights and Obligations of Holders of this Warrant Certificate. The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that upon exercise of some or all of the Warrants, such Holder shall, for all purposes, be deemed to have become the Holder of record of such Common Stock on the date on which this Warrant Certificate, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such share certificate.

         5.       Adjustments.

                  (a) Stock Dividends, Reclassifications, Recapitalizations, etc. In the event the Company: (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares, or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (A) the Exercise Price on the record date of such dividend or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (B) the number of shares of Common Stock for which this Warrant Certificate may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

                  (b) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the securities receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (c) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (d) Adjustments for Certain Further Issuances of Stock. If while this Warrant, or any portion hereof, remains outstanding and unexpired the Company shall issue any shares of Common Stock or any securities convertible, exchangeable or exercisable for shares of Common Stock (other than shares of Common Stock or securities exercisable for shares of Common Stock issuable upon exercise of this Warrant or the Key Employee Warrants, or pursuant to the Incentive Plan), then the Exercise Price applicable to any subsequent exercise of this Warrant shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately before such issuance and the denominator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately after such issuance, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

                  (f) Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrant Certificates is adjusted, as herein provided, the Company shall deliver to the Holders of the Warrant Certificates in accordance with Section 10 a certificate of the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of Warrant Certificates after giving effect to such adjustment.

                  (g) Current Market Value. "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is being traded (each, a "Trading Day") during the period commencing eleven Trading Days before such date and ending on the date one day prior to such date; provided, however that if the closing bid price is not determinable for at least five Trading Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act, or (ii) if the security is not registered under the Exchange Act, (A) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (B) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an independent financial expert mutually agreed upon by the Company and the Holder and, in the event the Company and the Holder fail to so mutually agree within 30 days after the date of the requirement to determine the Current Market Value hereunder, the parties shall submit the selection of the independent financial expert to the American Arbitration Association for arbitration in New Jersey.

         6. Notices of Certain Events. In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or
(iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be delivered or given in the manner provided herein to the Holder of this Warrant a notice specifying, as the case may be, (A) the date of which a record is to be taken for the purpose of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered or given at least 15 days prior to the date therein specified.

         7. Issuance of Certificates. Within two business days of receipt of a duly completed Election to Purchase, together with this Warrant Certificate and payment of the Exercise Price, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price. In the event the shares of Common Stock underlying this Warrant Certificate are not registered under the Securities Act for resale under a then effective registration statement, all such certificates shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant Certificate. Where applicable, the Company shall remove such legends so as to facilitate the transfer of such securities pursuant to an effective registration statement or, if and to the extent applicable, pursuant to Rule 144 under the Securities Act, provided (in the case of Rule 144 transfers) that the Holder has provided such documentation as the Company and its transfer agent shall reasonably require in connection therewith. In the event that unlegended certificates have been delivered to a Holder, and a previously effective registration statement with respect to the underlying securities is no longer effective and the underlying securities are not otherwise freely transferable, the Holder shall return such certificates to the Company in exchange for legended certificates of like tenor within 10 days following the written request therefor by the Company.

         8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon any exercise of this Warrant.

         9. Disposition of Warrants or Shares. The Holder of this Warrant Certificate, and each holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Any transferee shall acquire the Warrants subject to all of the relevant terms and conditions contained in this Warrant Certificate.

         10.      Notices.

                  (a) All demands, notices, and communications ("notices") provided for in this Warrant Certificate will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other Person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 10.

             If to the Holder:
             -----------------

             --------------------------
             --------------------------
             Attention:----------------

             with a copy, which will not constitute notice to the Holder, to:
             ----------------------------------------------------------------

             --------------------------
             --------------------------
             Attention:----------------
             Facsimile Number:---------

             If to the Company:
             ------------------

             Continental Choice Care, Inc.
             44 Aspen Drive
             Livingston, New Jersey  07039
             Attention:  President

             with a copy, which will not constitute notice to the Company, to:
             -----------------------------------------------------------------

             Pitney, Hardin, Kipp & Szuch LLP
             200 Campus Drive
             P.O. Box 1945
             Morristown, New Jersey  07962-1945
             Attention:  Joseph Lunin
             Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier service delivery charges pre-paid, as the case may be.

         11. Governing Law. This Warrant Certificate will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Warrant Certificate, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         12. Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Warrant Certificate, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Warrant Certificate or the subject matter hereof may not be enforced in or by such court, and agrees not to seek, any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

         13. Successors and Assigns. This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and Permitted Assigns.

         14. Severability. If any provision of this Warrant Certificate is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Certificate, and the balance hereof shall be interpreted as if such provision were so excluded.

         15. Modification and Waiver. This Warrant Certificate and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

         16. Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant Certificate were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant Certificate and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         17. Assignment. This Warrant Certificate may not be transferred or assigned, in whole or in part, at any time, except to (i) [Holder's name], a member of his immediate family or a trust for the benefit of same, or any entity controlled by any of the foregoing, or (ii) to any third-party with the prior written consent of the Company, which consent shall not be unreasonably withheld; so long as such individual or entity acquires the Warrant subject to this provision ("Permitted Assign"). Assignment to a Permitted Assign can be effected by the Holder's submission of this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant Certificate and, upon the Company's receipt hereof, and in any event, within three business days thereafter, the Company shall issue a Warrant Certificate to the Holder to evidence that portion of this Warrant Certificate, if any as shall not have been so transferred or assigned.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

                                       CONTINENTAL CHOICE CARE, INC.



Date:                                  By:
     ----------------------               --------------------------------------
                                     Name:
                                    Title:

                              ELECTION TO PURCHASE
              To Be Executed by the Holder in Order to Exercise the
                    Common Stock Purchase Warrant Certificate

         The undersigned Holder hereby elects to exercise _______ of the Warrants represented by the attached Common Stock Purchase Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for securities be issued in the name of:

                  ---------------------------------------------
                     (Please type or print name and address)
                  ---------------------------------------------

                 (Social Security or Tax Identification Number)

and delivered to:
          --------------------------------------------------------------
         (Please type or print name and address if different from above)

If such number of Warrants being exercised hereby shall not be all the Warrants evidenced by the attached Common Stock Purchase Warrant Certificate, a new Common Stock Purchase Warrant Certificate for the balance of such Warrants shall be registered in the name of, and delivered to, the Holder at the address set forth below.

         [In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $______________ by check, money order or wire transfer payable in United States currency to the order of CONTINENTAL CHOICE CARE, INC.] or [The undersigned elects cashless exercise in accordance with Section 1(e) of the Common Stock Purchase Warrant Certificate.]

                                     HOLDER:


Dated:                               By:
       -------------                    ----------------------------------------
                                     Name:
                                     Title:
                                     Address:

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right represented by the within Warrant to purchase
____________ shares of Common Stock of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation, to which the within Warrant relates, and appoints _____________ Attorney to transfer such right on the books of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation, with full power of substitution of premises.



Dated:                              By:
       -------------                   -----------------------------------------
                                    Name:
                                    Title:
                                    (signature must conform to
                                    name of holder as specified on
                                    the fact of the Warrant)

                                    Address:




Signed in the presence of:

                                                                      APPENDIX G









                          CONTINENTAL CHOICE CARE, INC.
                      -------------------------------------

                        2000 Incentive Compensation Plan
                     --------------------------------------


                          CONTINENTAL CHOICE CARE, INC.
                  -------------------------------------

                        2000 Incentive Compensation Plan
                  --------------------------------------


                                                                                                               Page
1.       Purpose..................................................................................................1

2.       Definitions..............................................................................................1

3.       Administration...........................................................................................3
         (a)      Authority of the Committee......................................................................3
         (b)      Manner of Exercise of Committee Authority.......................................................4
         (c)      Limitation of Liability.........................................................................4

4.       Stock Subject to Plan....................................................................................4
         (a)      Overall Number of Shares Available for Delivery.................................................4
         (b)      Application of Limitation to Grants of Awards...................................................4
         (c)      Availability of Shares Not Delivered under Awards...............................................5

5.       Eligibility; Per-Person Award Limitations................................................................5

6.       Specific Terms of Awards.................................................................................5
         (a)      General  5
         (b)      Options  5
         (c)      Stock Appreciation Rights.......................................................................6
         (d)      Restricted Stock................................................................................6
         (e)      Deferred Stock..................................................................................7
         (f)      Bonus Stock and Awards in Lieu of Obligations...................................................8
         (g)      Dividend Equivalents............................................................................8
         (h)      Other Stock-Based Awards........................................................................8

7.       Certain Provisions Applicable to Awards..................................................................9
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards..........................................9
         (b)      Term of Awards..................................................................................9
         (c)      Form and Timing of Payment under Awards; Deferrals..............................................9
         (d)      Exemptions from Section 16(b) Liability........................................................10

8.       Performance and Annual Incentive Awards.................................................................10
         (a)      Performance Conditions.........................................................................10
         (b)      Performance Awards Granted to Designated Covered Employees.....................................10
         (c)      Annual Incentive Awards Granted to Designated Covered Employees................................11
         (d)      Written Determinations.........................................................................12
         (e)      Status of Section 8(b) and 8(c) Awards under Code Section 162(m)...............................13

9.       Change in Control.......................................................................................13
         (a)      Effect of "Change in Control"..................................................................13
         (b)      Definition of "Change in Control"..............................................................14
         (c)      Definition of "Change in Control Price"........................................................14

10.      General Provisions......................................................................................14
         (a)      Compliance with Legal and Other Requirements...................................................14
         (b)      Limits on Transferability; Beneficiaries.......................................................15
         (c)      Adjustments....................................................................................15
         (d)      Taxes..........................................................................................16
         (e)      Changes to the Plan and Awards.................................................................16
         (f)      Limitation an Rights Conferred under Plan......................................................16
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................17
         (h)      Nonexclusivity of the Plan.....................................................................17
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................17
         (j)      Governing Law..................................................................................17
         (k)      Plan Effective Date and Shareholder Approval...................................................17


                          CONTINENTAL CHOICE CARE, INC.

                        2000 Incentive Compensation Plan


         1. Purpose. The purpose of this Continental Choice Care, Inc. 2000 Incentive Compensation Plan (the "Plan") is to assist Continental Choice Care, Inc., a New Jersey corporation (the "Company"), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded hereunder for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

                  (a) "Annual Incentive Award" means a conditional right, granted to a Participant under Section 8(c) hereof, to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                  (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

                  (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such rule.

                  (e) "Board" means the Company's Board of Directors.

                  (f) "Change in Control"  means Change in Control as defined in
Section 9 hereof.

                  (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) hereof.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (i) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under
Section 162(m) of the Code.

                  (j) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) hereof.

                  (k) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                  (l) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                  (m) "Effective Date" means the effective date of the Plan as defined in Section 10(k) hereof.

                  (n) "Eligible Person" means each Executive Officer and other officers and employees of the Company or of any subsidiary, including such persons who may also be directors of the Company and other persons who provide services to the Company and/or its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan.

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (p) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                  (q) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for Stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (r) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

                  (s) "Limited SAR" means a right granted to a Participant under
Section 6(c) hereof.

                  (t) "Option"  means a right,  granted to a  Participant  under
Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                  (u) "Other Stock Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                  (v) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (w)   "Performance   Award"  means  a  right,   granted  to  a
Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

                  (x) "Person"  shall have the meaning  ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (y) "Restricted Stock" means Stock, granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                  (z)  "Rule  16b-3"  means  Rule  16b-3   promulgated   by  the
Securities and Exchange Commission under Section 16 of the Exchange Act, as from time to time in effect and applicable to the Plan and Participants.

                  (aa) "SAR" or "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

                  (bb) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

                  (cc) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

         3.       Administration.

                  (a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent that the Board elects to administer the Plan itself, in which case references herein to the "Committee" shall be deemed to include references to the "Board". The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

                  (b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under
Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, and (iii) with respect to Participants subject to
Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d) hereof. The Committee may appoint agents to assist it in administering the Plan.

                  (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4.       Stock Subject to Plan.

                  (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 3,500,000 provided, however, that the total number of shares of Stock with respect to which ISOs may be granted shall be 3,000,000. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

                  (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes relating to Awards or awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes relating to any Award or award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

         5. Eligibility; Per-Person Award Limitation. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 10(c) hereof, under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c) hereof. In addition, the maximum cash amount that may be earned under the Plan as a final Annual Incentive Award or other cash annual Award in respect of any fiscal year by any one Participant shall be $3 million, and the maximum cash amount that may be earned under the Plan as a final Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5 million.

         6.       Specific Terms of Awards.

                  (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the New Jersey Business Corporation Act, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                  (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                           (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

                           (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                           (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code unless the Participant has first requested the change that will result in such disqualification.

                  (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                           (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee.

                           (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either free-standing or in tandem with other Awards.

                  (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                           (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) hereof, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that, the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                           (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

                           (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), any Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and this Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
         (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

                  (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

                  (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in tandem with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

                  (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7.       Certain Provisions Applicable to Awards.

                  (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee should require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted' by the amount of the cash compensation surrendered).

                  (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

                  (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) hereof, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend
Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                  (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 that such Participant shall avoid liability under Section 16(b).

         8.       Performance and Annual Incentive Awards.

                  (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Section 162(m) of the Code.

                  (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of
Section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                           (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Regulation Section 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on assets, return on investment, return on capital, return on equity;
         (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating earnings; (9) total shareholder return; and (10) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

                           (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

                           (iv)  Performance   Award  Pool.  The  Committee  may
         establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) Settlement of Performance Awards, Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this
         Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                  (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                           (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Awards payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Awards otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to quality under Section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b) hereof, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c) hereof, shall be made in writing in the case of any Award intended to quality under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

                  (e) Status of  Section  8(b) and  Section  8(c)  Awards  under
Section 162(m) of the Code. It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e) hereof, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.       Change In Control.

                  (a) Effect of "Change in Control." In the event of a "Change in Control," as defined in Section 9(b) hereof, the following provisions shall apply unless otherwise provided in the Award agreement:

                           (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 10(a) hereof;

                           (ii) Any optionee who holds an Option shall be entitled to elect, during the 60-day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Company shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option;

                           (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in
         Section 10(a) hereof, and

                           (iv) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

                  (b) Definition of Change in Control. A "Change in Control" shall mean (i) the approval by a majority of the public holders of the voting stock of the Company of a merger, reorganization or consolidation as a result of which the shareholders of the Company immediately prior to such approval do not, immediately after the consummation of such transaction own more than 50% of the voting stock of the surviving entity; (ii) the liquidation or dissolution of the Company, if and solely to the extent the Company has engaged in a substantial business following the Effective Date or, if the Company shall then be engaged in a business, upon the sale of all or substantially all of the Company's assets; (iii) the acquisition, other than from the Company directly, by any Person or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, of beneficial ownership of fifty percent (50%) or more of the outstanding common stock of the Company; or (iv) if the individuals who serve on the Board as of the Effective Date no longer constitute a majority of the members of the Board; provided, however, that any person who becomes a director subsequent to the Effective Date who is elected to fill a vacancy by a majority of the individuals then serving on the Board shall be considered as if such person was a member prior to the Effective Date.

                  (c) Definition of Change in Control Price. The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividend) in any transaction of stock triggering the Change in Control under Section 9(b) hereof or any liquidation of stock following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the twenty-day period preceding and twenty-day period following the Change in Control.

         10.      General Provisions.

                  (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable law, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake to permit to arise no legal or contractual obligation, that results or would result in any issuance or delivery of Stock or Payment of benefit under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                  (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other then ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferee during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

                  (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Section 162(m) of the Code and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Section 162(m) of the Code and regulations thereunder.

                  (d) Taxes. The Company and any subsidiary are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments with respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, after, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

                  (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                  (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

                  (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

                  (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with New Jersey Law, without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) Plan Effective Date and Shareholder Approval. The Plan has been adopted by the Board with the consent of the shareholders of the Company and shall become effective as of July 1, 2000.